                                                                   Exhibit 10.36

[illegible script]

[official, stamped notarial paper of the Republic of Colombia]

                                                                 EX 1326449

[script:] 242 - Feb. 4, 1998

THE FOURTEENTH NOTARIAL OFFICE OF THE CIRCUIT OF CALI
RECORDED DOCUMENT NUMBER:  (242)
TWO HUNDRED FORTY-TWO.
DATE:  FEBRUARY FOUR (4), 1998
CONTRACT:  CLARIFICATION
MADE BY:  EL PAIS S.A.

IN CALI, ON THE FOURTH (4th) DAY OF THE MONTH OF FEBRUARY IN THE YEAR NINETEEN NINETY-EIGHT (1998), BEFORE ME, MELBA LUCIO OCHOA, THE ACTING FOURTEENTH NOTARY, Dr. RODRIGO LLOREDA CAICEDO did appear, identified with Citizenship Card No. 6,091,851 of Cali, of legal age, a resident of Cali, and he did state: FIRST:
That, in his capacity as Vice Chairman of EL PAIS S.A., he is acting in this document as lawful representative of the mentioned company, legally formed by means of Recorded Public Document No. 1,760 of June 18, 1949 made before the First Notarial Office of the Circuit of Cali and recorded with the Chamber of Commerce of Cali, he does proceed to augment and clarify Recorded Public Document No. ONE HUNDRED FOUR (104) of January 23, 1998 made before the Fourteenth Notarial Office of the Circuit of Cali, as follows: the General Meeting of Shareholders of PAIS S.A., by means of Minutes No. 128 of July 31, 1997, approved the charter/bylaws of the spin-off company CABLEVISION S.A. In Recorded Document No. ONE HUNDRED FOUR (104) for the spin-off, dated January 23, 1998, made before the Fourteenth Notarial Office of the Circuit of Cali, there was an unintentional omission of the following articles from the charter/bylaws:
ARTICLE 62: The payment of dividends shall be carried out in cash money at such times as the General Meeting of Shareholders may resolve to declare them, and to such person as may have the status of shareholder at the time when each payment becomes payable. Nevertheless, the dividend may be paid in the form of paid-in shares of the said company if it is so decided by the Meeting of Shareholders with the vote of 80% (eighty percent) of the shares represented in the meeting. In the absence of such majority only such shareholders as may so accept shall be able to be delivered such shares as a dividend. (Article 455 of the Commercial Code.) ARTICLE 63: The company shall not pay interest on the dividends which are not claimed at the appropriate time and they shall remain in the company vault on available deposit, to the order of the owners thereof. ARTICLE 64: The right to the unclaimed dividends of the shareholders shall be prescribed in accordance with the terms indicated in the law. ARTICLE 65: Such shares as have not been fully paid in, in the respective fiscal

              [rubber-stamped seal:] Republic of Colombia, Maria Sol Sinisterra,
                                     Fourteenth Notarial Office of Cali
              [rubber stamp:]        Melba Lucio Ochoa, Acting Fouteenth Notary
                                     /s/

              THIS PAPER IS ENTIRELY FREE OF CHARGE FOR THE USER year, belonging to shareholders who are not in default, shall participate in the dividends only in the proportion of the sums actually paid for each share. CHAPTER XIV - ARBITRATION. ARTICLE 66: Such disputes as may arise between the partners and the company, or among the former, arising under the partnership agreement during the existence of the company, when dissolution arises or during the period of liquidation and up to the full extinguishment of the company, provided that they are susceptible to settlement, shall be submitted to the decision of a panel of arbitration composed of 3 (three) arbitrators appointed by the Chamber of Commerce of Cali, which shall decide in accordance with the law. ARTICLE 67: The arbitration shall be carried out in accordance with the rules and procedures indicated in Decree No. 2,279 of 1998 and Law No. 23 of 1991, and any rule or decree which may be issued by the government for regulating arbitral proceedings. CHAPTER XV -DISSOLUTION AND LIQUIDATION OF THE COMPANY. ARTICLE 68: The company shall be dissolved: a) Upon the expiration of the period indicated as the term of its duration; b) because the losses exhaust the legal reserve and the reserves under the charter/bylaws and agreed upon, as well as at such time as they may reduce the net worth below 50% (fifty percent) of the subscribed capital, unless the General Meeting of Shareholders adopts one or more of the measures indicated in Article 459 of the Commercial Code; c) due to a resolution therefor by the Meeting of Shareholders. The augmentation continues up to here. SECOND: It is clarified that one of the companies which is a partner in CABLEVISION S.A. is not LLOREDA DAVILA & Cia. S. en C. (as appears on pages 6 and 21 of Recorded Public Document No. 104 of January 23, 1998, Fourteenth Notarial Office of the Circuit of Cali), or LLOREDA DAVILA & CIA. S.A. (as appears on pages 8 and 26 of Recorded Public Document No. 104 of January 23, 1998, Fourteenth Notarial Office of the Circuit of Cali) but, rather, LLOREDA DAVILA S.A.

UPON THE READING OF THE PRESENT DOCUMENT TO THE ISSUING PARTIES AND UPON ADVISING THEM AS TO THE FORMALITY OF REGISTRATION WITHIN THE LEGAL TERM, THEY DID APPROVE IT AND SIGN IT, AS DID THE NOTARY, WHO DOES SO ATTEST TO ALL OF THAT SET FORTH. NOTARIAL FEES, 13,800; 3,420.00 COLLECTED PER RESOLUTION NO. 37 OF JANUARY 15, 1998.

Issued on notarial paper. No.: EX 1326449.
s/
RODRIGO LLOREDA CAICEDO
Citizenship Card No. 6,091,851

        [rubber stamp:]         Melba Lucio Ochoa, Acting Fourteenth Notary
                                s/
                                MELBA LUCIO OCHOA, ACTING FOURTEENTH
NOTARY
        [rubber-stamped seal:]  Maria Sol Sinisterra, Fourteenth Notarial Office of Cali
                                February 4, 1998
                                This is a single copy issued to the [script:]
                                party involved

               [rubber-stamped seal:] Republic of Colombia, Maria Sol
                                      Sinisterra, Fourteenth Notarial Office of
                                      Cali
               [rubber stamp:]        Melba Lucio Ochoa, Acting Fourteenth
                                      Notary
                                      /s/

              THIS PAPER IS ENTIRELY FREE OF CHARGE FOR THE USER
                              s/
  [rubber stamp:]             Melba Lucio Ochoa, Acting Fourteenth Notary

                                                                      EX 1326444

[official, stamped notarial paper of the Republic of Colombia]
[script:] 104 January 23/98
THE FOURTEENTH NOTARIAL OFFICE OF THE CIRCUIT OF CALI
RECORDED DOCUMENT NUMBER:  ONE HUNDRED FOUR (104)
DATE: JANUARY TWENTY-THIRD (23rd), NINETEEN NINETY-EIGHT (1998)
CONTRACT: SPIN-OFF
ISSUER: EL PAIS S.A.
IN THE CITY OF SANTIAGO DE CALI, THE CAPITAL CITY OF THE DEPARTMENT OF VALLE DEL CAUCA, THE REPUBLIC OF COLOMBIA, ON THE TWENTY-THIRD (23) DAY OF THE MONTH OF JANUARY IN THE YEAR NINETEEN NINETY-EIGHT (1998), BEFORE ME, MELBA LUCIO OCHOA, THE ACTING FOURTEENTH NOTARY OF THE CIRCUIT OF CALI, there did appear Dr. RODRIGO LLOREDA CAICEDO, identified with Citizenship Card No. 6,091,851 of Cali, of legal age, a resident of Cali, and he did state as follows: FIRST. That, given his capacity as Vice Chairman, he as acting herein as lawful representative of the entity "EL PAIS S.A.", a commercial stock company legally formed by means of Recorded Public Document No. 1,760 of June 18, 1949 made before the First Notarial Office of the circuit of Cali, duly recorded with the Chamber of Commerce of the company domicile thereof on the date of June 28, 1949 as Entry No. 06812 in Book IX, which recorded document has been amended various times, which entity has its company domicile in the city of Santiago de Cali, and who has been duly authorized by the General Meeting of Shareholders to issue the present document, all of which is set forth in the Certificate of Existence and Lawful Representation issued by the Chamber of Commerce of Cali and in Minutes No. 130 of December 15, 1997, which documents he submits in order for them to be added to the official file and for their texts to be reproduced in such copies of this recorded document as may happen to be issued at any time. SECOND. That in the exercise of his duties and in compliance with that decided by the supreme organizational body of the company, he does proceed to formalize and, as a result, make a recorded public document of the amendment of the charter/bylaws consisting of the SPIN-OFF of a portion of the property of the company EL PAIS S.A., intended for the creation of a new company named CABLEVISION S.A. This decision was approved in an extraordinary session of the General Meeting of Shareholders as is set forth in Minutes No. 128 dated July 31, 1997, and in universal sessions of the said body in accordance with Minutes No. 130 of December 15, 1997 and Minutes No. 130 (additional clarifying minutes) of December 24, 1997. An authenticated copy of the mentioned minutes has been delivered with the purpose of its inclusion in the official file of this record and the insertion of the text thereof in such copies as may happen to be made of the present recorded document. THIRD: That in accordance with that provided for in the first point of Article 3 of Law No. 222 of 1995, the spin-off implemented by means of the present document DOES NOT IMPLY the dissolution of the company effecting the spin-off. Under such circumstances, EL PAIS S.A. shall continue to have its own legal existence with no interruption at all in its continuity and with no diminution in its book capital. FOURTH: That in accordance with that provided for in the Resolution of Spin-Off contained in Minutes No. 130 of December 15, referred to above, the rights of the creditors of EL PAIS S.A. are not jeopardized as a result of the spin-off given that the amount of the assets thereof, after formalizing the spin-off and in accordance with the financial statements as of the thirtieth (30th) day of November, 1997, represent more than double the outside liabilities. FIFTH: That without prejudice to that set forth in the immediately preceding point, at the appropriate time the company EL PAIS S.A. complied with the prerequisites of publicity and information in relation to the creditors and third parties contained in Articles Five and Six of Law 222 of 1995, by means of the corresponding notices, letters and telegrams. SIXTH: That in relation to the power to exercise the right of withdrawal on the part of the partners, this was duly respected not only because it was reported in due form in the respective notice of meeting but also because all of the shareholders have always considered that, their proprietary rights would never be diminished by reason of the spin-off, for which reason none of the partners intended to make use of the right of

                                                            EX 1326287

withdrawal. SEVENTH: That the Office of the Superintendent of Industry and Trade, in its official memorandum of the seventeenth (17th) day of September of nineteen ninety-seven (1997) set forth that it was not necessary to obtain permission of that Office of the Superintendent in order to proceed with the process of the spin-off because, among other reasons, it was deemed that the company effecting the spin-off (EL PAIS S.A.) and the new beneficiary company to be created (CABLEVISION S.A.) would not compete with each other. A copy of the mentioned document is delivered in order that it may included in the official file for this record and its text inserted in such copies of the present recorded document as may happen to be issued. EIGHTH: That taking into account the fact that the main asset which is being spun-off is the INTANGIBLE asset represented by THE CONCESSION AGREEMENT FOR THE PROVIDING OF SUBSCRIPTION TELEVISION SERVICE, No. 005 of July 24, 1996, issued to EL PAIS S.A. by the Ministry of Communications, which was extended by the National Television Commission for a term equal to the original term, that is, for an additional ten
(10) years, commencing from July 24, 1996, the Board of Directors of the National Television Commission, in its communique of the sixth (6th) day of November, nineteen ninety-seven (1997) accepted the spin-off and determined that it would not jeopardize any of the clauses of the contract at issue given that this was not an assignment of the contract, but rather a company reorganization. A copy of the mentioned communication is delivered in order that it may be included in the official file for this record and its text inserted in such copies of the present recorded document as may happen to be issued. NINTH: That by means of Resolution No. [illegible number] of the twenty-ninth (29th) of December nineteen ninety-seven (1997), the Office of the Superintendent of Securities approved the corresponding valuation of the mentioned intangible and, in addition, authorized the company EL PAIS S.A. to formalize the amendment of the bylaws consisting of the spin-off thereof, the beneficiary company thereof, resulting from the process mentioned, to be named CABLEVISION S.A. An authenticated copy of the mentioned resolution, with record of its execution, is delivered for the purposes of inclusion in the official file of this record and in order that the text thereof be inserted in such copies of the present recorded document as may happen to be issued. TENTH: That the charter/bylaws of the new company which is the beneficiary of the spin-off, and which is to be named CABLEVISION S.A., form part of Minutes No. 128 of the thirty-first (31st) of July, 1997, and of Minutes No. 130 pertaining to the session of the fifteenth
(15th) of December, 1997, which is hereby being included in the official file. Nevertheless, in compliance with that provided for in Article Eight of Law 222 of 1995, and for the purposes of the formation of the new company CABLEVISION S.A., in the SEVENTEENTH point of this recorded document the mentioned charter/bylaws are inserted in full. ELEVENTH: That the stipulations of the Resolution of Spin-Off and, in general, the amendment of the charter/bylaws formalized by means of the present recorded public document and the formation of the new company CABLEVISION S.A. are to be deemed effected for accounting purposes and shall take the corresponding effect among the participating entities, their shareholders and third parties when this recorded public document is registered with the Chamber of Commerce of Cali. TWELFTH: That the financial statements, duly certified and reported, which served as the basis for the spin-off, are an integral part of Minutes 128, Minutes 130 and Clarification Minutes 130, which are delivered for the purposes of inclusion in the official file of this record and in order that the text thereof be inserted in such copies of the present recorded document as may happen to be issued. THIRTEENTH:
That the spin-off, which is formalized by virtue of the present recorded document, does NOT imply any modification of the capital authorized, subscribed and paid-in of the company EL PAIS S.A., taking into account that the assets which are being spun-off from the said entity in order to comprise the property of the new company CABLEVISION S.A. are: ASSETS: a) the intangible asset represented by the concession agreement for the providing of subscription television service, No. 005 of the twenty-fourth (24th) of July, 1986, signed by EL PAIS and the Ministry of Communications, which was extended by means of the document signed with the National Television Commission on December 23, 1996, for a term of ten (10) years more, commencing from the twenty-fourth (24th) of July, 1996,

                                                                      EX 1326288

which contract was valuated at the sum of SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender); b) furnishings and equipment represented by one
(1) computer of the Compaq brand with its corresponding operating software, one
(1) laser-jet printer of the Hewlett Packard brand and two (2) offices with their respective furnishings and office supplies, all of which amounts to the sum of FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00, legal tender). The Capital Revaluation account is to serve for the balancing entry for this operation.
LIABILITIES: The accounts payable booked in favor of the National Television Commission, which is a Certain, Non-Contingent Liability which amounts to the sum of FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00, legal tender), is spun-off.
FOURTEENTH: That the shareholders of EL PAIS S.A. have decided to CONTRIBUTE, WITH THEIR OWN FUNDS, to the capital of the new company CABLEVISION S.A., the total sum of TWENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER (25,000,000.00, legal tender), which is delivered in cash money by each one of them IN PROPORTION to their present shareholding in EL PAIS S.A. In carrying out that set forth above, and taking into account the fact that the par value of the share is set at the sum of ONE THOUSAND COLOMBIAN PESOS, LEGAL TENDER (1,000.00, legal tender), the shareholders of EL PAIS S.A. are subscribing the following shares in the new company:

       SHAREHOLDERS                      NUMBER OF SHARES       VALUE               %

Elvira  Lloreda de Schrader                  912               912,000             3.65
Alfredo Dominguez Lloreda                  1,138             1,138,000             4.55
Maria Elvira Dominguez Lloreda             1,138             1,138,000             4.55
Elvira Lloreda de Schrader
   & Cia. S.C.A.                           2,172             2,172,000             8.69
Elvis Andina Ltda.                         2,172             2,172,000             8.69

Alvaro Jose Lloreda Caicedo                  632               632,000             2.53



Alvaro Jose Lloreda Garces                    512             512,000              2.05
Maria Lucia Lloreda Garces                    512             512,000              2.05
Jorge Alberto Lloreda Garces                  512             512,000              2.05
Felipe Lloreda Garces                         512             512,000              2.05
Mariana Lloreda Garces                        512             512,000              2.05
Alvaro Jose Lloreda & Cia. S.C.A.             408             408,000              1.63
Corfipacifico S.A.                          3,498           3,498,000             13.99
Pacifico C.F.C. S.A.                          348             348,000              1.29
Lloreda Davila & Cia. S. en C.                 86              86,000              0.35
Rodrigo Lloreda Caicedo                       750             750,000                 3
Francisco Jose Lloreda Mera                   708             708,000              2.83
Rodrigo Lloreda Mera                          708             708,000              2.83
Maria Mercedes Lloreda Mera                   708             708,000              2.83
Aura Lucia Lloreda Mera                       708             708,000              2.83
Maria Eugenia Lloreda Piedrahita              708             708,000              2.83
Maria Eugenia Piedrahita de Lloreda           706             706,000              2.83
Lloreda & Cia. Inversiones S.C.A.           1,618           1,618,000              6.47
Lloreda Piedrahita & Cia. S.C.A.              688             688,000              2.75
Inver. Ma. Eugenia Piedrahita de              232             232,000              0.93
    Lloreda & Cia. SC.
Distribuidora Nal. De Impresos S.A.           776             776,000              3.10
Fundacion Mercedes Caicedo
    de Lloreda                              1,626           1,626,000              6.50
TOTALS                                     25,000          25,000,000               100


FIFTEENTH: That as a result of that set forth above, the new company CABLEVISION S.A. shall have the following initial balance sheet: CURRENT ASSETS:
CASH: TWENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER (25,000,000.00, legal tender), which sum represents that contributed directly by the partners. NON-CURRENT ASSETS in the sum of SEVENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER (75,000,000.00, legal tender), which comprises the intangible asset and the furnishings and equipment mentioned above. TOTAL ASSETS: ONE HUNDRED MILLION COLOMBIAN PESOS, LEGAL TENDER (100,000,000.00, legal tender). TOTAL

                                                            EX 1326289

LIABILITIES in the sum of SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender), which corresponds to the account payable to the National Television Commission. CAPITAL: a) AUTHORIZED CAPITAL: FIFTY MILLION COLOMBIAN PESOS,
            -------
LEGAL TENDER (50,000,000.00, legal tender); b) CAPITAL SUBSCRIBED AND PAID-IN:
TWENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER (25,000,000.00, legal tender);
c) CAPITAL REVALUATION: FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00, legal tender). TOTAL CAPITAL: FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00). TOTAL LIABILITIES AND
CAPITAL: ONE HUNDRED MILLION COLOMBIAN PESOS, LEGAL TENDER (100,000,000.00, legal tender). SIXTEENTH: That in order to comply with that provided for in Article Eight of Law 222 of 1995, in accordance with which the resolution of spin-off must be set forth in a recorded public document, in the following there is a transcription of Minutes 130 of the fifteenth (15th) of December, nineteen ninety-seven (1997), with its corresponding CLARIFYING Minutes of the twenty-fourth (24th) of December, nineteen ninety-seven (1997), with the understanding that these minutes set forth THE RESOLUTION OF SPIN-OFF in final form: "EL PAIS S.A. UNIVERSAL EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. MINUTES NO. 130 OF DECEMBER 15, 1997. In the city of Santiago de Cali, Department of Valle del Cauca, at 2:00 p.m. on December 15, 1997, there did meet at the company domicile of the entity located at Carrera 2 #24-46 2nd floor, without prior notice of meeting, the entirety of the shareholders of the Company, thus with the attendance of one hundred percent (100%) of the subscribed shares, convening as a UNIVERSAL EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. The foregoing in furtherance of that provided for in the second paragraph of Article 182 and in
Article 426 of the Commercial Code. Those attending were present as follows:



SHAREHOLDERS                        REPRESENTED BY         # OF        %
------------------------------   ---------------------   ---------   ------
                                    SHARES
                                 ---------------------
ELVIRA LLOREDA DE SCHRADER       Margarita Bedoya        1,189,128    3.65%
                                 Agent
ALFREDO DOMINGUEZ                In person               1,485,160    4.55%
MARIA E. DOMINGUEZ LL.           In person               1,485,160    4.55%
E.LL. DE S. & CIA S.C.A.         Maria E. Dominguez      2,838,011    8.69%
                                 Managing Partner
ELVIS ANDINA LTDA.               Alfredo Dominguez       2,838,012    8.69%
                                 Lawful representative
ALVARO J. LLOREDA C.             In person                 827,400    2.53%
ALVARO J. LLOREDA G.             In person                 669,138    2.05%
JORGE A. LLOREDA G.              In person                 669,138    2.05%
FELIPE LLOREDA GARCES            In person                 669,138    2.05%
MARIA L. LLOREDA G.              Alvaro J. Lloreda G.      669,138    2.05%
                                 Agent
MARIANA LLOREDA GARCES           Alvaro J. Lloreda G       669,138    2.05%
                                 Agent
A.J.LL. Ltda & Cia s.a.a.        Alvaro J. Lloreda C.      530,893    1.63%
                                 Lawful representative
CORFIPACIFICO S.A.               Alvaro J. Lloreda C.    4,566,988   13.99%
                                 Lawful representative
PACIFICO C.F.C. S.A.             Jaime Castaneda           452,000    1.39%
                                 Lawful representative
LLOREDA DAVILA & CIA             Alvaro J. Lloreda C.      112,500    0.35%
                                 Lawful representative
RODRIGO LLOREDA CAICEDO          In person                 979,228    3.00%
RODRIGO LLOREDA MERA             In person                 924,157    2.83%
FRANCISCO JOSE LLOREDA MERA      In person                 924,157    2.83%
MARIA M. LLOREDA M.              In person                 924,157    2.83%
AURA LUCIA LLOREDA M.            Margarita Bedoya          924,157    2.83%
                                 Agent

                                                                      EX 1326290

MARIA E. LLOREDA PIEDRAHITA        Margarita Bedoya           924,157         2.83%
                                   Agent
MARIA E. PIEDRAHITA DE LL.         Manuel Camilo Becerra      924,157         2.83%
                                   Agent
LLOREDA & CIA INVER. S.C.A.        Rodrigo Lloreda C.       2,110,118         6.47%
                                   Agent
LLOREDA PIEDRA. & CIA. S.C.A       Rodrigo Lloreda C.         896,021         2.75%
                                   Lawful representative
INV MARIA E. P DE LL.& CIA SC      Manuel Camilo Becerra      305,162         0.93%
                                   Agent
DIST. NAL. DE IMPRESOS S.A.        German Zapata            1,012,805         3.10%
                                   Lawful representative
FUNDACION MERCEDES C. DE LL.       Jose F. Gonzalez         2,121,657         6.50%
                                   Lawful representative

                                                           32,640,875       100.00%


The meeting was attended by the General Manager of the Company, Dr. German Zapata Hurtado, and Dr. Alvaro Guerrero Caldas, the Internal Auditor thereof, as well as Dr. Yolima Prada Marquez, Manager of the Legal Department of the entity. The Universal Extraordinary General Meeting of Shareholders was chaired by Dr. Alvaro Jose Lloreda Caicedo. Dr. Rodolfo Guerrero Bueno was elected to be Secretary. The Chairman declared that the session was opened and ordered the Secretary to read the agenda of meeting aloud, as transcribed below:

1.   Verification of the Quorum
2.   Reading and Approval of the Agenda of Meeting

3.  Report from the Internal Auditor
4. Submittal and Approval of the Financial Statements as of November 30, 1997, Those Subsequent to the Spin-Off and the Draft for the Initial Balance Sheet

5.  Spin-Off
    5.1  Background Information
    5.2  Considerations and Declarations
    5.3  Valuation of the Intangible Asset - Approval
    5.4  The Spin-Off Plan - Ratification
    5.5  Proposal on Subsequent Legal Business

6.  Miscellaneous

1.  Verification of the quorum.

After verification of the quorum it was determined that, in person or through lawful representatives, twenty-four million nine hundred twenty-five thousand seven hundred twenty (24,925,720) shares were represented at the meeting, as well as seven million seven hundred fifteen thousand one hundred fifty-five (7,715,155) shares by proxy, for a total of THIRTY-TWO MILLION SIX HUNDRED FORTY THOUSAND EIGHT HUNDRED SEVENTY-FIVE (32,640,875) shares, which constitute the entirety of the outstanding shares and represent one hundred percent (100%) of the capital subscribed and paid-in of the Company. It is set forth that the proxies submitted for representing the shares are in adherence to the legal provisions in force. In addition, those persons who acted as lawful representatives of the various shareholding entities have submitted the corresponding certificate of existence and lawful representation issued by the Chamber of Commerce, which accredits them as such. These documents are to be conserved in the files of the entity. Taking that set forth above into account, the shareholders unanimously manifested their desire to convene as a UNIVERSAL
                 -------------------------------------------------------------
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS with the capacity to deliberate
---------------------------------------------
upon and adopt any manner of decision.

2.  Reading and Approval of the Agenda of Meeting.

                                                                      EX 1326291

The Secretary read aloud the agenda of meeting transcribed above, and it was approved unanimously by the Meeting of Shareholders.

3.   Report from the Internal Auditor.

The Internal Auditor of the Company, Mr. Alvaro Guerrero Caldas, took the floor in order to read aloud the report on the financial statements made as of November thirtieth (30th), 1997, which forms an integral part of the present Minutes and constitutes EXHIBIT ONE. Upon a detailed examination, the auditing office reported that the information submitted, as well as the handling of all of the accounts which comprise the financial statements, are in adherence to the accounting parameters demanded and, in general, are in accordance with the pertinent provisions of the law. The Internal Auditor stated that the mentioned financial statements had been duly certified by the Lawful Representative as well as by the Accountant of the Company, for which reason he has signed them and reported them, attaching his opinion with respect thereto. Under these circumstances, the General Meeting of Shareholders considered the report rendered for the purpose of analysis, which was to be carried out in the next point on the agenda of meeting.

4. Submittal and Approval of the Financial Statements as of November 30, 1997, Those Subsequent to the Spin-Off and the Draft for the Initial Balance Sheet.

First of all, the entirety of the shareholders unanimously manifested that THEY UNDERSTAND AND ACCEPT THAT THEIR RIGHT OF INSPECTION HAS NOT BEEN JEOPARDIZED given that, despite the fact that there was no notice of meeting, because this
                                                                  ------------
involves to a UNIVERSAL MEETING OF SHAREHOLDERS, each one of them had been
-----------------------------------------------
previously aware of the financial statements which were to be submitted, for which reason they were duly prepared for considering, studying and deciding with respect thereto. Given that set forth above, the financial statements as of November thirtieth (30th), 1997 were submitted for the consideration of the General Meeting of Shareholders, as were those which would result subsequent to the intended spin-off and what the draft would be for the initial balance sheet of the company benefiting from the spin-off. All of the documents mentioned above form an integral part of the present

Minutes and comprise EXHIBIT TWO. It is pertinent to note that the mentioned financial statements had been reviewed by the Board of Directors and by the Lawful Representative. With respect to the documentation relating to the spin-off which is intended to be carried out, the Meeting of Shareholders noted that the pertinent considerations would be deliberated upon under the corresponding point of the agenda of meeting for the corresponding day. In addition, they set forth that at no time was there jeopardy to their capacity and ability to object to the financial statements submitted for the consideration of this meeting. In addition, the management indicated that, with respect to the value of the intangible asset represented within the assets of the Company by the concession agreement for subscription television service, this value was adjusted on the basis of the value given by the Appraiser firm. As a result, there was also an adjustment of the respective liabilities account. That set forth above taking into account, among other reasons, the extension granted by the National Television Commission, commencing from July 24, 1996, by means of which the concession was extended for an additional period of ten (10) years, the right
                                                                    ---------
regaining new useful life. The mentioned valuation is to be submitted for the
-------------------------
consideration of the shareholders in the deliberation on Point No. 5.3 of the agenda of meeting. It was thus that the General Meeting of Shareholders proceeded to analyze the financial statements of the Company as of November 30, 1997, those which would result subsequent to carrying out the spin-off, as well as the draft for the initial balance sheet of the beneficiary company. Subsequent to a detailed study, they were unanimously approved.

5.  The Spin-Off

5.1 Background Information: On this matter Dr. Yolima Prada Marquez stated that it was pertinent to call to mind the stages and procedures which had occurred to date in relation to the planned spin-off. So, it was recalled that, in accordance with Minutes No. 128 of the Meeting of Shareholders held this past July 31, there was unanimous approval of the plan for spin-off, which contained the specifications provided for in

                                                                      EX 1326296

Article Four of Law 222 of 1995, to wit: The reasons for the spin-off and the conditions under which it is intended to be executed, the names of the companies participating in the spin-off, the charter/bylaws of the new, beneficiary company (CABLEVISION S.A.), the itemization and valuation of the assets and liabilities which make up the capital of the beneficiary company, the distribution among the partners in EL PAIS S.A. of the shares which are to pertain to them in the beneficiary company, with a description of the methods of valuation used, the corresponding financial statements of EL PAIS S.A., duly certified and reported, among other aspects. The mentioned meeting was held in adherence to the pertinent legal mandates, in particular with respect to the term and content of the notice of meeting, the quorum, majorities and exercise of the right of withdrawal. Taking into account that the main assets to which the spin-off applies is Agreement No. 0005 of July 24, 1986, signed by EL PAIS S.A. and the Ministry of Communications, which has the purpose of the concession granted by the latter to the former for providing subscription television service for a term of ten (10) years, the making of a technical appraisal was requested, and it was carried out by Dr. Dionisio Sarabia. So, once the information and the documents indicated above were approved, the management proceeded with the processes relating to the stage of publicity and information for the creditors, for which purpose the pertinent Notice of Resolution of spin-off was published on the fourth (4th) day of August in the periodical El Pais and, on the third (3rd) day of September, in the periodical El Tiempo. Thus there was compliance with the publicity which must be carried out in a periodical of general circulation of the company domicile and in one of general, national circulation. In addition, the pertinent communiques were sent to each one of the creditors of the Company, by certified/registered mail. Later, the respective authorizations were obtained from the appropriate authorities: the National Television Commission and the Office of the Superintendent of Industry and Trade, which form part of these Minutes and comprise EXHIBIT FOUR. Finally, all of the documentation indicated was remitted to the Office of the Superintendent of Securities in order for that agency to approve the valuation mentioned above and then to authorize the spin-off. The Office of the Superintendent of Securities, on the basis of the rules in force, among others, in accordance with its External Circular No. 006 of this year, made comments with respect to the documents remitted, which were attended to at the appropriate time. In addition, with respect to the valuation, the mentioned Office of the Superintendent made several objections as to the appraiser and the manner in which the valuation had been supported and carried out. In order to comply with that, the management proceeded to request a new valuation from the recognized firm ECONOMIA Y NEGOCIOS LTDA. CONSULTORES, which study is to be submitted in the following for the consideration and approval of the Meeting of Shareholders.

5.2 Considerations and Declarations: Taking into consideration the background information set forth above, and with the understanding that the topics to be deliberated upon in the following merely constitute a continuation of the
                                  ---------------------------------------
planned spin-off process, the General Meeting of Shareholders unanimously
------------------------
resolved to make the following declarations: a) all of the shareholders of the Company understand and accept that the stages previously ocurring out, with the exception of those where the content was modified by the present meeting, are deemed to be performed and completed satisfactorily; b) as a result of that set forth in the preceding point, they understand that the power to exercise the right of withdrawal was duly respected in the first session of the Meeting of Shareholders, not only because it was related in due form in the respective notice of meeting but also because, in addition, all of the shareholders considered - and at present continue to so think - that their capital rights have not been diminished by reason of the planned spin-off, for which reason
------------------------
none of the partners has intended to exercise the right of withdrawal; c) with respect to the obligation to give notice to people in general and to the creditors of the Company, the General Meeting of Shareholders manifested that the preceding processes were performed at the appropriate time in due form and in accordance with the law. Without prejudice to that

                                                                      EX 1326297

set forth above, and taking into account that the data were updated to the present date, given that the financial statements which served as the basis for the spin-off could not be more than thirty (30) days in advance of the date of approval, it was requested of the Lawful Representative of the entity that he publish a CLARIFYING NOTICE in the same periodicals as those in which the Notice of spin-off was originally published, where the updating of the figures was to be communicated.

5.3 Valuation of the Intangible Asset - Approval: As mentioned in the background information, the management of the Company, on the basis of the comments made by the Office of the Superintendent of Securities, requested of the recognized firm ECONOMIA Y NEGOCIOS LTDA. CONSULTORES that it make a new valuation. For the purposes of considering the Valuation submitted by the mentioned firm, Dr. Yolima Prada Marquez stated to the shareholders that the appraising firm and its shareholders and representatives meet the prerequisites demanded by Point No. 4.3.3 of External Circular No. 006 of 1997 issued by the Office of the Superintendent of Securities. As evidence thereof, the document was submitted containing the introduction to the firm, in which its history is included, as well as the resumes of its partners, a recent certificate of existence and lawful representation, and some of the certificates issued by various entities for which that firm has done similar valuations, indicating the date of the study, the type of assets appraised, the value assigned thereto, among other aspects. The mentioned documentation forms an integral part of these Minutes and constitutes part of EXHIBIT THREE. On the basis of that set forth above, each one of the shareholders was provided with the document containing the valuation done (EXHIBIT THREE). Prior to proceeding to the respective study, the General Meeting of Shareholders was aware that,
                                                      ---------------
ultimately, the only certain value of the agreement would be that determined by
-------------------------------------------------------------------------------
the National Television Commission.  But until such time as that might happen it
-----------------------------------
would be necessary, by means of the appropriate technical studies, to adopt an approximate value for the purposes of the spin-off, undertaking that, when the National Television Commission establishes the figure, it will be capitalized to the beneficiary company, in the event that it is so required, to cover the possible short-fall. Subsequent to a detailed study and analysis of the appraisal submitted, its background information, the most common appraisal methods, as well as that selected by the appraising firm, the minimum and maximum range which the cost of the intangible asset could have, etc., the General Meeting of Shareholders unanimously decided to approve the entirety of the appraisal at issue, accepting the recommendation of the consultants to select as the VALUE OF THE CONCESSION AGREEMENT FOR THE PROVIDING OF SUBSCRIPTION TELEVISION SERVICE THE SUM OF SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender), which is the result of applying the valuation method of COMPARABLE TRANSACTIONS, taking into account, among other aspects, the difference which exists between the concepts of replacement value and value of use, applying, for the case before us, the notion of the value of use. To close this point, the shareholders manifested that the financial statements which they had unanimously approved under the preceding items were in accordance with the figures set forth in the approved appraisal, taking into account, on the one hand, that an intangible asset existed, represented by a concession agreement, while on the other hand, in the same value, a certain non-contingent liability
                                                      ---
existed comprising the account payable for the National Television Commission.

5.4 The Spin-Off Proposal - Ratification: According to the information, figures, documents and reports which up to now have been submitted, studied and approved during the course of the present Meeting of Shareholders, the PROPOSAL OF SPIN-OFF, which did NOT DIFFER ESSENTIALLY OR SUBSTANTIALLY from that originally approved, was again submitted. It was merely a matter of adjusting the figures to match the new valuation (approved in the preceding point) and those contained in the financial statements submitted as of November thirtieth
(30th), 1997.

                                 RESOLUTION OF SPIN-OFF.

COMPANY EFFECTING THE SPIN-OFF: EL PAIS S.A.

                                                                      EX 1326298

BENEFICIARY COMPANY: NEW COMPANY: CABLEVISION S.A.

I. REASONS FOR THE SPIN-OFF
   ------------------------
On July 24, 1986 El Pais S.A. signed Administrative Concession Agreement No. 0005 by means of which the Ministry of Communications granted to it a concession for the Providing of Subscription Television Service for a term of ten (10) years. The value of this agreement was three million Colombian pesos, legal tender (3,000,000.00, legal tender) corresponding to the value of the rate charge which the contractor undertook to pay to the nation for the use of four
(4) radioelectric frequencies in accordance with that set forth in Decree No. 129 of 1976 and in Resolution No. 0221 of December 27, 1985, and the other rules replacing, modifying and supplementing them. The mentioned agreement was extended for an additional period of ten (10) years commencing from July twenty-fourth (24th), 1996, by means of a document signed on December twenty-third
(23th) of that year, by Dr. Monica de Greiff, Director of the National Television Commission (CNTV), which entity, in accordance with the rules in force, is the authority with jurisdiction for such purposes. That body is a legal entity, with administrative, capital and technical autonomy, created constitutionally by means of that set forth in Articles 76 and 77 of the Political Constitution and governed by Law 182 of 1995. That commission is in charge of coordinating the National Technical Plan for organizing the Electromagnetic Spectrum for television and formulating policies for the development of subscription television service as well as the aspects relating to the official contracting therefor. Taking into account the fact that EL PAIS S.A. has the newspaper business, by publication of the written press, as its principal purpose, with a previously established philosophy maturing some time ago, it has bee recommended for some time that the newspaper business and the subscription television business be separated. It was thus decided, under the terms of the agreement signed with the Ministry of Communications - which so allowed - that an agreement be entered into with the company Suscripciones Audiovisuales S.A. so that the latter would run the cable network, would install and do the maintenance on the equipment and, in general, would undertake to carry out all of the activities relating to the marketing of the subscription television service. In addition, the National Congress of the Republic issued Law 182 of January 20, 1995, the LAW ON TELEVISION, by means of which policies were made for the development of television service and the parameters were established for the contracting of the mentioned service. This Law created the National Television Commission as the body in charge of exercising - representing the government - the ownership and reservation of public television service. In addition, it was established that, once the concession was granted, it would require the direct operation of the service, which power became non-transferrable, because, among other reasons, concessions are granted by means of public bidding. Given the present development of telecommunications and with a view to the future, the company EL PAIS S.A. has deemed it indispensable to separate the television business from the newspaper business, for which reason it intends to apply to the creation of a new company, among other assets, the asset represented by Concession Agreement No. 0005. Such company would have the purpose of providing and marketing public subscription television service as well as that of any other type of telecommunications services. II. TERMS OF THE SPIN-OFF: In view of the preceding considerations and
              ---------------------
in accordance with that provided for in Articles 3, et seq., of Law 222 of 1995, the spin-off is to be carried out under the following terms: First: EL PAIS S.A.
                                                             -----
shall apply, to make up the capital of the new beneficiary company (CABLEVISION S.A.) the assets indicated in the following: 1. Concession Agreement for the Providing of Subscription Television Service No. 0005 of July twenty-fourth
(24th), 1986, signed by El Pais S.A. and the Ministry of Communications, the technical characteristics and the modality of transmission of which are set forth therein. This agreement was extended by means of a document signed by the National Television Commission on December 23, 1996 for an additional term of ten (10) years commencing from July twenty-fourth (24th), 1996. For the purposes of continuing with the process of the spin-off and complying with the comments made by the Office of the Superintendent of Securities, the mentioned intangible asset was appraised anew by the firm ECONOMIA Y NEGOCIOS LTDA. CONSULTORES. The certificate of existence and lawful representation thereof, as well as the other legal documents which substantiate its suitability, experience and professional capacity form an integral part of the present plan of spin-off and appear in EXHIBIT THREE. According to the appraisal submitted (EXHIBIT THREE) one must
                                                                    --------
distinguish between the cost and the value of the intangible asset without
------------------------------------------------------------------
ignoring the

                                                                      EX 1326299

fact that the only real and certain value of the agreement would be that established at the appropriate time by the National Television Commission on the basis of that provided for in the third and fourth clauses of the extension and in that set forth under Letter g) of Article Five of Law 182 of 1995. In accordance with these provisions the licensee undertakes to pay to the National Television Commission, as the price for the extended agreement, the same as that which the said body allots for new licensees, for which it is to consider as criteria the geographical coverage, the population within it and other aspects. In addition, and according to the nature of the agreement, which is non-transferrable, it is also appropriate to distinguish between the replacement value and the value of the use of an asset, given that, in the case before us, only the second (value of use) can apply. Along that line of thinking, in a first scenario it may be considered that the present cost of the concession at
                                                                            --
the least should be equivalent to the value paid in July of 1986 updated to the
---------
prices of today, due to the fact that this involves the same agreement which was merely extended for a term equal to the original term, that is, ten (10) additional years, and therefore the right took on a new useful life. Under these circumstances the adjusted cost would be the sum of THIRTY-FIVE MILLION SIX HUNDRED NINETEEN THOUSAND SIX HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (35,619,672.00, legal tender). All of this reasoning is based on the valuation method known by the name of ADJUSTED BOOK VALUE. Without prejudice to that set forth above, the appraising firm has recommended - as was approved by the Board of Directors of the company in its meeting of this past December ninth (9th), and by the General Meeting of Shareholders itself in the present session - that the method which should be used and applied is that of COMPARABLE TRANSACTIONS, given that it proves to be more in accordance with the nature and purpose of the intangible asset. Under these circumstances a comparison was done between that which the National Television Commission has charged other licensees, which, in this case, was Agreement 0057 of November fourteenth (14th), 1996 signed with the company CARVAJAL S.A., which had national coverage. Given the figure of the mentioned agreement, it was updated to the prices of today and the proportion per occupant was obtained for subsequent multiplication by the coverage of the concession agreement of EL PAIS S.A.  In this manner the figure was obtained of
SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender), which would constitute the probable cost of the agreement. Given the mentioned figures, as ranges of costs, the appraising firm as well as the Board of Directors and the General Meeting of Shareholders opted to adopt the higher cost as the value of the agreement, that is, the sum of SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender). All of the shareholders of EL PAIS S.A. unanimously stated that, when the National Television Commission establishes a value, if it turns out to be higher than that indicated above, they agree to capitalize the new company (CABLEVISION S.A.) for the surplus. 2. As assets also to form part of the assets of the new beneficiary company, EL PAIS S.A. is to spin-off FURNISHINGS AND EQUIPMENT represented by: one (1) computer of the Compaq brand with its corresponding operating software, one (1) laser-jet printer of the Hewlett Packard brand and two (2) offices with their respective furnishings and office supplies, for a total sum of FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00, legal tender), which figure is separated and itemized in the financial statements of the company in the assets under the item FURNISHINGS AND EQUIPMENT TO BE SPUN-OFF. As the balancing entry for this transaction, EL PAIS S.A. intends to charge this sum against its Income Statement as set forth in the documents submitted as the "Financial Statements of EL PAIS S.A. after Finalization of the Spin-Off", which form part of EXHIBIT TWO. 3. With respect to the LIABILITIES, EL PAIS S.A. is to spin-off the account payable on its books in favor of the National Television Commission for SIXTY-NINE MILLION EIGHT HUNDRED THOUSAND EIGHT HUNDRED TWENTY-EIGHT COLOMBIAN PESOS, LEGAL TENDER (69,800,828.00, legal tender), given that, to date, this amount has not been invoiced by the Commission and, therefore, it has not been paid, constituting a certain NON-contingent liability. Second: The shareholders
                                                       -------
of EL PAIS S.A. have decided to contribute, with their own resources, to the capital of the new beneficiary company (CABLEVISION S.A.) the TOTAL sum of TWENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER

                                                                      EX 1326300

(25,000,000.00, legal tender). Each one of them is to contribute the corresponding cash money in the proportion of the actual equity share thereof in EL PAIS S.A. As a result, the method which was used for calculating the share of each shareholder in the beneficiary company was the following: the value of the resources directly contributed by the shareholders to the capital of CABLEVISION S.A. was taken and multiplied by the percentage of participation of each one of them, according to the number of shares they possessed in EL PAIS S.A. prior to the spin-off. This is equivalent to the proportional part which must be contributed directly by each partner in cash in order to make up the sum of TWENTY-FIVE MILLION COLOMBIAN PESOS, LEGAL TENDER (25,000,000.00, legal
   -----------------------------------------------------------------------
tender), which figure is to be the capital subscribed and paid-in of the new
----------------------------------------------------------------------------
company. In furtherance of that set forth above, and taking into account the
--------
fact that the par value of the share is to be set at the sum of ONE THOUSAND COLOMBIAN PESOS, LEGAL TENDER (1,000.00, legal tender), the shareholders of EL PAIS S.A. are to subscribe the following shares in the new company:


     SHAREHOLDERS:                         NUMBER OF SHARES       VALUE            %

Elvira  Lloreda de Schrader                      912              912,000        3.65%
Alfredo Dominguez Lloreda                      1,138            1,138,000        4.55%

Maria Elvira Dominguez Lloreda                 1,138            1,138,000        4.55%

Elvira Lloreda de Schrader & Cia. S.C.A.       2,172            2,172,000        8.69%

Elvis Andina Ltda.                             2,172            2,172,000        8.69%

Alvaro Jose Lloreda Caicedo                      632              632,000        2.53%
Alvaro Jose Lloreda Garces                       512              512,000        2.05%
Maria Lucia Lloreda Garces                       512              512,000        2.05%
Jorge Alberto Lloreda Garces                     512              512,000        2.05%

Felipe Lloreda Garces                            512              512,000        2.05%

Mariana Lloreda Garces                           512              512,000        2.05%

Alvaro Jose Lloreda & Cia. S.C.A.                408              408,000        1.63%

Corfipacifico S.A.                             3,498            3,498,000       13.99%
Pacifico C.F.C. S.A.                             348              348,000        1.29%

Lloreda Davila & Cia. S. en C.                    86               86,000        0.35%
Rodrigo Lloreda Caicedo                          750              750,000           3%
Francisco Jose Lloreda Mera                      708              708,000        2.83%

Rodrigo Lloreda Mera                             708              708,000        2.83%

Maria Mercedes Lloreda Mera                      708              708,000        2.83%
Aura Lucia Lloreda Mera                          708              708,000        2.83%

Maria Eugenia Lloreda Piedrahita                 708              708,000        2.83%
Maria Eugenia Piedrahita de Lloreda              706              706,000        2.83%
Lloreda & Cia. Inversiones S.C.A.              1,618            1,618,000        6.47%
Lloreda Piedrahita & Cia. S.C.A.                 688              688,000        2.75%

Inver.Ma. Eugenia Piedrahita de                 232              232,000        0.93%

   Lloreda & Cia. SC.

Distribuidora Nal. De Impresos S.A.             776               776,00       03.10%

Fundacion Mercedes Caicedo de Lloreda         1,626            1,626,000        6.50%

TOTALS                                       25,000           25,000,000         100%


All of the shareholders unanimously manifested their acceptance of the shareholding composition described above, which represents the certain rights of the present shareholders of EL PAIS S.A. As a result, in the event of a possible future disagreement, they shall not seek to raise any opposition whatsoever against such composition given that, freely and knowingly, they have waived all actions or claims, whether present or future, which may arise with respect to the shareholding composition of the beneficiary company of the spin-off, without prejudice to that set forth in Article 191 of the Commercial Code.
III.  CHARTER/BYLAWS OF THE NEW COMPANY:  In accordance with the background
      ----------------------------------
information set forth above, it was the Meeting of Shareholders was reminded that the charter/bylaws of the new beneficiary company, CABLEVISION S.A., had already been approved in the meeting of this past July 31, as set forth in Minutes 128. Nevertheless, upon the comments of the Office of the Superintendent of Securities itself, the said charter/bylaws were not in accordance with Law 222 of 1995, for which reason the corresponding changes proceeded to be carried out. In addition, and on the basis of the new appraisal and the figures contained in the financial statements as of November thirtieth (30th) of the present year, new adjustments must be made thereto, for which reason the final charter/bylaws within which the mentioned adjustments and updates are included, are again submitted for the consideration of the Meeting of Shareholders. The said charter/bylaws form an integral part of the Spin-Off Plan and of these minutes, comprising EXHIBIT FIVE. Subsequent to considering the changes carried out, the General Meeting of Shareholders unanimously approved the charter/bylaws submitted, which are to govern the new company named CABLEVISION S.A. IV.

AGREEMENTS: The beneficiary company of the spin-off must comply with all of the
-----------
terms and conditions established in Concession Agreement No. 0005 of 1986 and in the extension document signed on December 23, 1996. As a result it shall become the creditor and debtor for the obligations and rights

                                                                      EX 1326302


deriving from the mentioned agreements. V. SOURCE OF THE DATA CONTRIBUTED:  The
                                           ------------------------------
value of the assets and liabilities which are the subject matter of the spin-off was taken from the books of account of EL PAIS S.A. as of November 30, 1997. The financial statements of that entity, which is the company participating in the spin-off process, duly certified and reported, are attached to this plan and form an integral part thereof. In addition, what would be the financial statements of EL PAIS S.A. subsequent to the spin-off, as well as the draft of the initial balance sheet of CABLEVISION S.A., are included. VI. RIGHTS OF THE
                                                                 -------------
CREDITORS: The rights of the creditors of the company effecting the spin-off, EL
---------
PAIS S.A., are not jeopardized by reason of the spin-off given that the amount of its assets, subsequent to the formalization of the spin-off and in accordance with the financial statements as of November thirtieht (30th), 1997, represent more than twice the outside liabilities. Without prejudice to that set forth above, at the appropriate time EL PAIS S.A. complied with that provided for in
Article 6 of Law 222 of 1995, as indicated in Point No. 5.1 and Point No. 5.2 of Minutes 130 pertaining to the session of the General Meeting of Shareholders of December fifteenth (15th), 1997. VII. The stipulations contained in this spin-off plan are to be deemed to be performed for accounting purposes and are to have the pertinent legal effect among the companies participating in the spin-off and among the respective shareholders thereof when the spin-off process is concluded, the authorization of the Office of the Superintendent of Securities and the General Meeting of Shareholders is obtained for formalizing the spin-off and perfecting it by means of recording the pertinent public document with the Chamber of Commerce. It was set forth that, within the charter/bylaws of the new company CABLEVISION S.A., there was designation of those persons who are to act as members of the Board of Directors and those who are to exercise the lawful representation. Subsequent to the analysis of the resolution of spin-off transcribed above, the General Meeting of Shareholders unanimously gave its approval, not before manifesting that THE ESSENTIAL TERMS OF THE SPIN-OFF PLAN DID NOT CHANGE, despite the updating of the figures for the purposes of the new appraisal and the financial statements as of November thirtieth (30th). As a
                                                                        ----
result, the shareholders desired to set forth that, rather than an approval,
----------------------------------------------------------------------------
this involved a ratification and
--------------------------------
confirmation of the spin-off process which had proceeded up to that time, for
------------------------------------------------------------------------
which reason only the approval of the Office of the Superintendent of Securities would remain relating to the appraisal and the spin-off as such. 5.5 Proposal on Subsequent Legal Business: In furtherance of the normalization process agreed to with the National Television Commission for the purposes of complying with the pertinent legal provisions (Law 182/95 and Law 335/96) in accordance with which the licensee is the entity which must be directly in charge of the operation and marketing of the subscription television service, it proves necessary that, once the spin-off is finalized, the appropriate legal business to confirm such activities (concession and operation), be carried out. Under such circumstances, the Meeting of Shareholders was informed that, in accordance with Minutes 071 pertaining to the session of the Board of Directors held on December nineth
(9th) of the present year of the company SUSCRIPCIONES AUDIOVISUALES S.A., the intention of that entity was set forth to carry out the legal business necessary and appropriate for performing the mentioned legal mandates. For this purpose they proposed the possibility of transferring the operation of the business to the new company CABLEVISION S.A., which would be in charge of exploiting the concession and operating the service, for which purpose it would also be required that the latter company lease the network to the former. Another alternative proposed by the Board of Directors of SUSCRIPCIONES AUDIOVISUALES S.A. consists in the possibility of a merger with the new beneficiary company of the spin-off: CABLEVISION S.A. It is appropriate to mention that the proposals indicated consist of an initial approach because the Meeting of Shareholders of SUSCRIPCIONES has not yet decided. After hearing that set forth above the Meeting of Shareholders unanimously manifested its intention of studying the possibilities proposed, for which purpose it instructed the management to carry out the appropriate studies so that they may be submitted at the next meeting.
6. Proposals and Miscellaneous: The General Meeting of Shareholders indicated to the Lawful Representative of the entity that, in the clarifying notice intended to be published, in accordance with that provided for in Letter c) of Point No.
5.2 of these minutes, there should be a brief insertion of that stated in the last paragraph of Point No. 5.4, above. When the agenda of meeting was completed, the Chairman deemed the session to be

                                                                      EX 1326303

closed at 4:30 p.m. A recess of thirty (30) minutes was immediately granted for the drafting of these minutes, which, after being read to all of those in attendance, were unanimously approved, bearing the signature of the Chairman and of the Secretary of the meeting. THE CHAIRMAN (SIGNED) ALVARO JOSE LLOREDA CAICEDO, THE SECRETARY (SIGNED) RODOLFO GUERRERO BUENO" (THE TEXT OF MINUTES NO. 130 CONTINUES UP TO HERE). "EL PAIS S.A. UNIVERSAL EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS, SUPPLEMENTARY CLARIFYING MINUTES NO. 130 DECEMBER 24, 1997. In the city of Santiago de Cali, Department of Valle del Cauca, at 2:00 p.m. on December 24, 1997, there did meet at the company domicile of the entity located at Carrera 2 #24-46 2nd floor, without prior notice of meeting, the entirety of the shareholders of the Company, thus with the attendance of one hundred percent (100%) of the subscribed shares, convening as a UNIVERSAL EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. That set forth above took place in furtherance of that provided for in the second paragraph of Article 182 and in Article 426 of the Commercial Code. Those in attendance were present as follows:

SHAREHOLDERS                          REPRESENTED BY                    # OF                  %
--------------------------------   ---------------------             ---------             ------
                                                                      SHARES
                                                                     ---------

ELVIRA LLOREDA DE SCHRADER         Margarita Bedoya                  1,189,128              3.65%
                                   Agent
ALFREDO DOMINGUEZ L.               In person                         1,485,160              4.55%
MARIA E. DOMINGUEZ LL.             In person                         1,485,160              4.55%
E.LL. DE S. & CIA S.C.A.           Maria E. Dominguez                2,838,011              8.69%
                                   Managing Partner
ELVIS ANDINA LTDA.                 Alfredo Dominguez                 2,838,012              8.69%
                                   Lawful representative
ALVARO J. LLOREDA C.               In person                           827,400              2.53%
ALVARO J. LLOREDA G.               In person                           669,138              2.05%
JORGE A. LLOREDA G.                In person                           669,138              2.05%
FELIPE LLOREDA GARCES              In person                           669,138              2.05%
MARIA L. LLOREDA G.                In person                           669,138              2.05%
MARIANA LLOREDA GARCES             In person                           669,138              2.05%

A.J.LL. Ltda & Cia s.a.a.          Alvaro J. Lloreda C.                530,893              1.63%
                                   Lawful representative
CORFIPACIFICO S.A.                 Alvaro J. Lloreda C.              4,566,988             13.99%
                                   Lawful representative
PACIFICO C.F.C. S.A.               Jaime Castaneda                     452,000              1.39%
                                   Lawful representative
LLOREDA DAVILA & CIA               Alvaro J. Lloreda C.                112,500              0.35%
                                   Lawful representative
RODRIGO LLOREDA CAICEDO            In person                           979,228              3.00%
RODRIGO LLOREDA MERA               In person                           924,157              2.83%
FRANCISCO JOSE LLOREDA MERA        In person                           924,157              2.83%
MARIA M. LLOREDA M.                In person                           924,157              2.83%
AURA LUCIA LLOREDA M.              Margarita Bedoya                    924,157              2.83%
                                   Agent
MARIA E. LLOREDA PIEDRAHITA        Margarita Bedoya                    924,157              2.83%
                                   Agent
MARIA E. PIEDRAHITA DE LL.         Manuel Camilo Becerra               924,157              2.83%
                                   Agente
LLOREDA & CIA INVER. S.C.A.        Rodrigo Lloreda C.                2,110,118              6.47%
                                   Agente
LLOREDA PIEDRA. & CIA. S.C.A       Rodrigo Lloreda C.                  896,021              2.75%
                                   Lawful representative
INV MARIA E. P DE LL.& CIA SC      Manuel Camilo Becerra               305,162              0.93%
                                   Agent
DIST. NAL. DE IMPRESOS S.A.        German Zapata                     1,012,805              3.10%
                                   Lawful representative
FUNDACION MERCEDES C. DE LL.       Jose F. Gonzalez                  2,121,657              6.50%
                                   Lawful representative
                                                                  -------------------------------
                                                                    32,640,875            100.00%

                                                                      EX 1326304

The meeting was attended by the General Manager of the Company, Dr. German Zapata H., and Dr. Alvaro Guerrero Caldas, the Internal Auditor thereof, as well as Dr. Yolima Prada Marquez, Manager of the Legal Department of the entity. The Universal Extraordinary General Meeting of Shareholders was chaired by Dr. Alvaro Jose Lloreda Caicedo. Dr. Rodolfo Guerrero Bueno was elected to be Secretary. The Chairman declared that the session was opened and ordered the Secretary to read the agenda of meeting aloud, as transcribed in the following:

1.   Verification of the Quorum
2.   Reading and Approval of the Agenda of Meeting
3.   Clarification of Minutes No. 130 of December 15, 1997
4.   Miscellaneous

1.  Verification of the Quorum.

After verification of the quorum, it was determined that, in person or through lawful representatives, or by special proxy, THIRTY-TWO MILLION SIX HUNDRED FORTY THOUSAND EIGHT HUNDRED SEVENTY-FIVE (32,640,875) shares, which constitute the entirety of the outstanding shares and represent one hundred percent (100%) of the capital subscribed and paid-in of the Company, were represented in the meeting. It is set forth that the proxies submitted for representing the shares are in adherence to the legal provisions in force. In addition, those persons who acted as lawful representatives of the various shareholding entities have submitted the corresponding certificate of existence and lawful representation issued by the Chamber of Commerce, which accredits them as such. These documents are to be conserved in the files of the entity. Taking that set forth above into account, they unanimously manifested their desire to convene as a
                         ---------------------------------------------------
UNIVERSAL EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS with the capacity to
-------------------------------------------------------
deliberate upon and adopt any manner of decision.

2.   Reading and Approval of the Agenda of Meeting.

The Secretary read aloud the agenda of meeting transcribed above, and it was approved unanimously by the Meeting of Shareholders.

3.   Clarification of Minutes No. 130 of December 15, 1997.

In accordance with that provided for in Article 131 of Decree No. 2,649 of 1993 and in compliance with the comments made by the Office of the Superintendent of Securities in its communication of today, the Universal General Meeting of Shareholders unanimously decided to clarify the decision adopted in its meeting held on December 15, 1997 relating to the intended charge which EL PAIS S.A. was to make as a balancing entry for the value of the furnishings and equipment intended to be spun-off, which amount to the sum of FIVE MILLION ONE HUNDRED NINETY-NINE THOUSAND ONE HUNDRED SEVENTY-TWO COLOMBIAN PESOS, LEGAL TENDER (5,199,172.00, legal tender). Therefore, the balancing entry for this sum is to be the account referred to as the Capital Revaluation account, instead of charging it against the income statement. As a result, this amount also shall not be reflected as a capital surplus within the draft initial balance sheet of the new beneficiary company: CABLEVISION S.A., but, rather, as a Capital Revaluation thereof. Along this line of thinking the management corrects the financial statements as of December 1, 1997, "Subsequent to the Spin-Off", and the Draft Initial Balance Sheet of CABLEVISION S.A. with respect to the matters deliberated upon previously, which are attached, already corrected, and form an integral part of these CLARIFYING MINUTES. Along this line of thinking, the Universal General Meeting of Shareholders has unanimously clarified the decision adopted in Point Four (4) of the agenda of meeting of Minutes No. 130 of the meeting held on December 15, 1997, and in No. II relating to the Terms of the Spin-Off, Point No. 2 of the Proposal of Spin-Off contained in the said minutes.

4.   Miscellaneous.

On this point there was no matter for deliberation and the agenda of meeting was deemed to be completed. A recess of ten (10) minutes was immediately granted for the drafting of the present minutes, which, after being read to all of those in attendance, were unanimously approved, bearing the signature of the Chairman and of the Secretary of the meeting. THE CHAIRMAN (SIGNED) ALVARO JOSE LLOREDA

                                                                      EX 1326425

CAICEDO, THE SECRETARY (SIGNED) RODOLFO GUERRERO BUENO" (THE TEXT OF CLARIFYING MINUTES NO. 130 CONTINUES UP TO HERE). SEVENTEENTH: That, in order to comply with that contemplated in Article Eight of Law 222 of 1995, the following is a transcription of the charter/bylaws of the new beneficiary company, CABLEVISION
S.A.: CHAPTER I. NAME, TYPE, NATIONALITY, DOMICILE, PURPOSE AND DURATION OF THE COMPANY. Article 1: The company is constituted as a result of the spin-off ratified by the General Meeting of Shareholders of EL PAIS S.A. in the Universal Extraordinary Meeting of Shareholders held on December 15, 1997, and shall do business under the company name CABLEVISION S.A., a stock company of a commercial character. Its domicile or principal place of business is the city of Cali in the department of Valle del Cauca, the Republic of Colombia. Article 2:
By virtue of the volition of the Meeting of Shareholders, the Company may change its company domicile within the country. On the basis of that provided for in Articles 262 to 264 of the Commercial Code, the Company shall be able to establish branch offices and agencies within or outside of the place of its domicile. Such branch offices or agencies shall be divisions and subordinate offices of the Company subject to its charter/bylaws and rules, as well as such decisions as may be issued by the General Meeting of Shareholders and the Board of Directors upon ordering the establishment thereof. Article 3: COMPANY PURPOSE. The Company shall have the purpose of the economic exploitation of all manner of activities and businesses relating to the communications media, on its own behalf or on behalf of others, such as telecommunications, understood to mean any broadcast, transmission or reception of signals, writing, images, characters, sounds, data or information of any nature by wire, radio or other optical or electromagnetic systems, telephony, whether basic, domestic and international long-distance, radio broadcasting, television and cinema, in all of the manifestations thereof, which activities may be carried out directly as the providing of services, with its own means or equipment or those which are leased, or by means of licenses, transfers or any other type of contract entered into by natural or artificial persons, the latter of the private sector, enterprises of mixed private and governmental economics or governmental enterprises. In the pursuit of this purpose, the company shall be able to carry out all of the acts and enter into the contracts appropriate or necessary for the achievement of its goals and the complete fulfillment of its company purpose and which directly or indirectly relate to the mentioned purpose, such as: a) all of the activities relating to telecommunications, whether basic, local, domestic and international long-distance, value-added services; b) the providing of services for radio, cinema and television, including the programming and production of all manner of leisure, publicity and advertising programs over any medium of communication, programs and spots which may be intended for reception by the general public or particularly by a system of subscribers or members; c) the purchase, sale and distribution of radio spots, background music, cinema and television, whether live, direct or by cable, produced within the country or abroad; d) to do market studies or research in the area of telecommunications and communications, for third parties or for the fulfillment of its own company purpose; e) to bid on radio, cinema and television programs from private or governmental entities; f) to form, to organize and to finance civil partnerships or commercial companies, whether of mixed private and governmental economics or of any other form provided for by the law, whether with private capital or with state capital, the purpose of which is the same or similar, and to subscribe shares and/or acquire stock in the equity thereof as well as to work in cooperation with such companies as may be involved in businesses leading to opening up markets or to intermediating in the distribution of sales and services in telecommunications and communications media; g) to acquire companies among those mentioned above, by purchase, merger or other means of joining with them; h) to acquire, to transfer, to encumber, to administrate, to give or take in lease or in any other manner any type of real or personal property, whether tangible or intangible and whether domestic or

                                                                      AA 1326426

foreign; i) to acquire shares or stock in companies already formed or which may be formed in the future; j) to stand as guarantor for the obligations of third parties when such obligations may be conducive to the achievement of the company purpose; k) to participate as creditor or as debtor in any manner of credit transactions, receiving and giving security, as the case may be, when appropriate; l) to make, to endorse, to accept, to guaranty, to collect, to discount and to negotiate in general any manner of securities or any other type of debt instruments; m) to carry out any manner of transactions with credit institutions, such as deposits, loans, discounts, wire transfers, etc.; n) to receive or to give money in loan, with or without consideration; o) to enter into, with insurance companies as well, contracts relating to the protection of its assets, business and people employed by it; p) to represent domestic or foreign firms which pursue the same company purpose or to serve as their agent;
q) to settle, to dismiss and to appeal against the decisions of arbitrators or amicable conciliators in matters in which it may have an interest with respect to third parties, with respect to the shareholders and with respect to the other representatives or workers of the Company; r) to enter into or to perform, in general, all manner of contracts or acts of a civil, commercial, administrative and labor character, which directly lead to the fulfillment of the company purpose as well as those which may have the goal of the exercise of the rights and the compliance with the obligations legally or contractually deriving from the existence and activity of the Company. (Article 99 of the Commercial Code.) In addition, it shall be able to form part of associations and not-for-profit entities aimed at promoting the development and benefit of the community, contributing various goods and services for work of a civic, social, welfare, religious or sports nature. Article 4: The Company shall be able to acquire and transfer such real or personal property, whether tangible or intangible, as may be necessary or appropriate for the fulfillment of its COMPANY PURPOSE. Article 5: The duration of the Company shall be for a term of 50 (fifty) years commencing from the date of its formation. It may be dissolved prior to the expiration of the term of its existence, and the latter may be extended, all of this in accordance with the law, as may be established in the present charter/bylaws and as may be decided in the future by the General Meeting of Shareholders. CHAPTER II. THE CAPITAL. Article 6: The authorized capital of the Company is FIFTY MILLION COLOMBIAN PESOS (50,000,000), LEGAL TENDER, divided into FIFTY THOUSAND (50,000) registered shares with a par value of ONE THOUSAND COLOMBIAN PESOS (1,000) each. FIRST PARAGRAPH: On the occasion of forming The Company, the Shareholders have subscribed and paid in cash TWENTY-FIVE THOUSAND (25,000 shares, as follows:

SHAREHOLDER                               SHARES    CAPITAL      %

Elvira Lloreda de Schrader                   912     912,000    3.65
Alfredo Dominguez Lloreda                  1,138   1,138,000    4.55
Maria Elvira Dominguez Lloreda             1,138   1,138,000    4.55
Elvira Lloreda de Schrader Cia. SCA.       2,172   2,172,000    8.69
Elvis Andina Ltda.                         2,172   2,172,000    8.69
Alvaro Jose Lloreda Caicedo                  632     632,000    2.53
Alvaro Jose Lloreda Garces                   512     512,000    2.05
Maria Lucia Lloreda Garces                   512     512,000    2.05
Jorge Alberto Lloreda Garces                 512     512,000    2.05
Felipe Lloreda Garces                        512     512,000    2.05
Mariana Lloreda Garces                       512     512,000    2.05
Alvaro Jose Lloreda Ltda & CIA. SCA.         408     408,000    1.63
Corfipacifico S.A.                         3,498   3,498,000   13.99
Pacifico C.F.C S.A.                          348     348,000    1.39
Lloreda Davila S.A.                           86      86,000    0.35

                                                                      EX 1326427

Rodrigo Lloreda Caicedo                    750     750,000         3.00

Francisco Jose Lloreda Mera                708     708,000         2.83

Rodrigo Lloreda Mera                       708     708,000         2.83

Maria Mercedes Lloreda Mera                708     708,000         2.83

Aura Lucia Lloreda Mera                    708     708,000         2.83

Maria Eugenia Lloreda Piedrahita           708     708,000         2.83
Maria Eugenia Piedrahita de Lloreda        706     706,000         2.83
Lloreda & Cia. Inversiones SCA.          1,618   1,618,000         6.47

Lloreda Piedrahita & Cia. SCA.             688     688,000         2.75

Inversiones Ma. Eugenia P. de

   LLoreda Cia. SC.                        232     232,000         0.93

Distribuidora Nal. de Impresos S.A.        776     776,000         3.10

Fundacion Mercedes Caicedo

  de Lloreda                             1,626   1,626,000         6.50
                                        -------------------------------

                                        25,000  25,000,000          100

                                        ===============================

PARAGRAPH TWO:  The General Meeting of Shareholders of EL PAIS S.A., in a
--------------
Universal Extraordinary Meeting of Shareholders held on December 15, 1997 ratified, by unanimous votes representing one hundred percent (100%) of the outstanding shares, the spin-off and the valuation of the assets and liabilities which it allocates for the creation of this new company, represented as follows:
a) Concession Agreement No. 0005 for the providing of subscription television service in the city of Cali within the range of twenty and thirty kilometers, by line of sight, with effect up to Palmira, signed on July 24, 1986 by the Ministry of Communications and extended for ten years commencing from July 24, 1996 by the National Television Commission, which asset is valuated at 69,800,828.00,

b) Furnishings and Equipment with a value of [illegible number], c) liabilities with a value of 69,800,828.00, in favor of the National Television Commission for the concession fees which have not yet been established by the C.N.T.V. PARAGRAPH THREE: The technical appraisal of the assets spun off by the company
---------------
EL PAIS S.A. intended for the creation of CABLEVISION S.A. was drafted by the firm Economia y Negocios Ltda. Consultores and ratified by the General Meeting of Shareholders of EL PAIS S.A., the shareholders of which have subscribed and paid in the initial capital of CABLEVISION S.A. in the same proportion as their present shareholding participation in EL PAIS S.A. Article 7. Such shares as may be issued subsequently by reason of an increase in capital or a capitalization of profits shall also be in registered form, equal and with a par value of one thousand (1,000) Colombian pesos each. Article 8: The shareholders shall have a preemptive right to subscribe, in any new issue of shares, an amount in proportion to those which they possess at the time of the offering, as may appear recorded in the Book of Shareholders. When approving the rules of subscription, the Board of Directors shall indicate the term for subscribing, which shall not be less than 15 (fifteen) business days, or exceed 3 (three) months commencing from the date of the offering. The Board of Directors shall regulate the exercise of the preemptive right by accretion on the basis that the shareholders may subscribe in proportion to the shares which they own, and if any does not desire to subscribe, the failure to exercise such right shall be to the benefit of the other subscribers in the pro-rata proportion of the shares thereof. Article 9: The shares issued and reserved shall be placed when so determined by the Board of Directors. The latter may grant terms which shall not exceed one year for the payment for such shares and may demand such security as it may deem necessary for safeguarding the interests of the Company. The payment for the shares shall be carried out in cash unless the Board of Directors resolves to receive property which it may deem appropriate for the achievement of the goals of the Company, which property shall be valuated by the Board of Directors itself. The valuation shall be subject to the approval of the Office of the Superintendent of Companies. CHAPTER III. CAPITAL INCREASE AND RESERVE FUND. Article 10: The General Meeting of Shareholders may increase the capital by any of the means allowed by the law. Article 11: The General Meeting of Shareholders may

                                                                       EX 132628

convert into capital stock, susceptible to the issuance of new shares: 1) Any special reserve created by it, 2) the proceeds of the premiums obtained for the sale of paid-in shares, 3) any other type of net profits susceptible to distribution. SEPARATE PARAGRAPH: The legal reserve or such funds as the law may mandate to be formed and maintained for special purposes shall not be able to be capitalized. CHAPTER IV. SHARES, CERTIFICATES AND SHAREHOLDERS. Article 12: The shares of the Company shall be in registered form and a single, collective share certificate shall be issued therefor to each shareholder, unless any one of them may prefer unitary or partially collective share certificates. Article 13: The share certificates shall be issued in a numbered and sequential series and they shall bear the signatures of the Chairman and of the Secretary of the Company, and shall be recorded in the Share Register Book. The legend upon them shall be determined by the Board of Directors in adherence to that provided for in Article 401 of the Commercial Code. Article 14: The General Meeting of Shareholders shall be able to create preferred shares, shares for rights to holders of retired stock or shares for additional stock issued for services (article 380 of the Commercial Code.) Article 15: In the event of the loss of a share certificate, where the event is sufficiently proved, in the judgment of the Board of Directors, it shall be replaced at the cost of its owner and it shall bear a statement that it is a duplicate. If the lost share certificate appears, the owner shall return the duplicate to the Company, and it shall be destroyed by the Board of Directors. This shall be set forth in the minutes of the respective session. The duplicate shall be issued under the exclusive liability of the party involved and the Company shall assume no liability whatsoever for such reissuance, either with respect to the shareholder or with respect to such persons as may be the owners of the corresponding shares in the future. In the event that the disappearance of the share certificate occurs through theft or robbery, the issuance of the duplicate shall also require the submittal of a copy of the pertinent accusation report (Article 402 of the Commercial Code). Article 16: When there is a dispute as to the ownership of shares of the Company or as to the right to receive the proceeds thereof, it shall hold on unrestricted deposit, without interest, the dividends corresponding to such shares until such time as the court may decide or there may be a resolution with respect to whom such proceeds pertain, with the understanding that there is a dispute for the purposes of this article when the Company has received an official notice or order to withhold the dividends. Article 17: Such taxes as may apply to the share certificates or provisional certificates as may be issued shall be borne by the shareholders. Article 18: The shares shall be freely negotiable within the limitations established or which may be established by the law. Transfers shall be finalized by the mere consent of the contracting parties, but in order for such act to take effect in relation to the company and to third parties, with execution of the transfer, recording shall be required in the book referred to as the SHARE REGISTER which is to be kept by the Secretary of the Company and is to be registered with the Chamber of Commerce of Cali. The recording is to be carried out by means of a document which must be sent by the transferor and shall be referred to as the TRANSFER LETTER or by virtue of an endorsement made on the respective share certificate. In the mentioned book there shall be recording of the names, nationality, domicile, identity document or card taxpayer's identification number (NIT) of such persons as may be owners of shares, with indication of the amount pertaining to each individual recorded, the entries related to court actions, to attachments, to pledges and other encumbrances and limitations upon the ownership thereof. After recording is completed, the secretary shall so communicate, in writing, to the acquiror of the shares, to the pledge creditor, to the person in whose favor the limitations have been made or to the appropriate authority, as the case may be. Article 19:
The transfers of shares for which notice in writing is given to the Company, shall be sufficient ground for making the pertinent annotation of cancellation for the prior shareholders and for the recording of the new shareholders in the Share Encumbrance and Register Book, after voiding of the share certificates issued to the transferor. Article 20: When a shareholder is in default in the payment of the installments for the shares which he has subscribed, he shall not be able to exercise the rights inherent to them. At the option of the Board of Directors, the Company shall also be able to resort to judicial collection or to sale, for the account of and at the risk of the defaulting party, through a broker, of such shares as may have been subscribed, or to apply the sums received in the payment for the number of shares corresponding to the installments paid-in, after deduction of 20% (twenty percent) as compensation for damages, which shall

                                                                       EX 132429

be presumed to have been caused. (Article 397 of the Commercial Code.) Article 21: When the rules provide for payment by installments, at the time of subscription there shall be a collection, in cash, of at least one third of the value of each share subscribed. Upon the payment of this one third, the share shall be transferrable in the same manner as paid-in shares, but the transferor and the transferee shall remain jointly and severally liable to the Company for the amount of the shares, without prejudice to that provided for in the preceding article in the case of default. Article 22: When involving shares given in pledge, unless there is a stipulation otherwise by the parties, of which the Company has written notice, the pledge debtor shall retain the rights inherent to his status as a shareholder. CHAPTER V. REPRESENTATION AND POWERS OF ATTORNEY. Article 23: The Company shall not recognize more than a single owner for each share and therefore when a share belongs to various persons they shall designate, in writing, such person as is to appear before the Company as the exclusive representative of the joint share. Article 24: The shares are indivisible. When, due to any legal or contractual reason, a share belongs to various persons, they must designate a single, joint representative to exercise the rights pertaining to the status of shareholder. In the absence of agreement, the court of the domicile of the Company shall designate the representative for such shares upon the petition of any interested party. All of the co-owners or joint owners of the share or shares shall be jointly and severally liable for the performance of the obligations thereof to the Company. An executor in possession of assets shall represent such shares as may pertain to an unliquidated estate. If there are multiple executors, they shall designate a single one as the representative, unless one of them has been authorized by the court for such purpose. When there is no executor, the representation shall be exercised by such person as may be elected by a majority of the votes of the successors acknowledged in the judgment, for which purpose a written statement submitted by a majority of the heirs recognized in the succession judgment shall be sufficient. Article 25: Any shareholder may be represented in the sessions of the Meetings of Shareholders by means of a proxy issued in writing which indicates the name of the proxy, the person whom the latter may substitute for and the date of the meeting for which it is conferred. Such representation shall not be able to be granted to an artificial person unless granted in the furtherance of fiduciary affairs. A proxy granted by means of a recorded public document or a legally acknowledged document may comprise two or more sessions of the Meeting of Shareholders. A proxy granted by artificial persons as shareholders must be accompanied by legal proof of the legal capacity of the signatory thereof. Each shareholder, whether a natural or artificial person, community or estate, etc., shall be able to designate only one individual to represent it in the General Meeting of Shareholders, whatever the number of shares possessed thereby may be. (Article 184 of the Commercial Code.) Article 26: The proxy of a shareholder shall not be able to divide the vote of his principal. This shall mean that it is not permitted to elect or vote with some shares of those he may represent in a given sense or for given persons and with others in a different sense or for other persons. However, this indivisible nature of the vote shall not prevent the representative or proxy for multiple persons, whether artificial or natural, from voting in each case following separately the instructions of the respective principal thereof, but in no case splitting the vote pertaining to the shares of each Principal. CHAPTER VI. ELECTIONS AND VOTING. Article 27: In the elections and votes which pertain to the General Meeting of Shareholders to carry out, the following rules shall be adhered to: FIRST: One vote shall pertain to each share. SECOND: All of the voting shall be carried out by means of ballots signed by the voter, which shall set forth the number of shares represented. THIRD: The appointment of the Board of Directors shall be carried out by means of the electoral quotient system, and that of the Internal Auditor and the Junior Auditors therefor by an absolute majority of the votes pertaining to the shares represented in the respective meeting. FOURTH: In the removal of the members of the Board of Directors, elected by means of the electoral quotient system, partial elections shall not be able to be carried out in order to replace them, rather proceeding to a new election under the same system, unless the vacancies are filled by unanimous vote. (Article 197 of the Commercial Code, final clause.) FIFTH:
For the election of members of the Board of Directors, the voting shall be cast on a single ballot for a list of 7 (seven) full members and their respective personal deputies, and the tally shall be made under the electoral quotient system. This shall be determined by dividing the total number of the valid votes

                                                                      EX 1326430

cast by the number of persons who are to be elected; from each list the election shall be declared of as many names as times the quotient is divided into the number of votes cast therefor, and if any offices remain to be filled, they shall pertain to the highest remainders, in descending order, that is, the first office remaining to be filled shall pertain to the list which has obtained the highest remainder, the second office to be filled to the list which, after the preceding one, has obtained the highest remainder, and so on until completing the election of all of the members who are to compose any committee, board, collegial body, etc., formed of two or more persons. SIXTH: The blank votes shall be computed only for determining the quotient. SEVENTH: Upon the declaration by the Meeting of Shareholders that the members of the Board of Directors, both the full members and the deputy members, are legally elected, it shall number both groups of them, according to the order in which they may have placed and been elected on the single list, or on such lists as may have been reached for electing one or more candidates. On this basis it shall then resolve as to who are the first, second, third, fourth, fifth, sixth and seventh full members, and who are their deputies. EIGHTH: When the name of a candidate is repeated in the same ballot, the votes in favor thereof on the said ballot shall be computed only once, but if the repetition consists in appearing as a full member and at the same time as a deputy member, the inclusion as a deputy member shall not be taken into account. NINTH: If any ballot contains a number of names greater than that which is to be elected under the charter/bylaws, those which the ballot may have shall be tallied. TENTH: The deputies shall always be called upon to serve, and they shall have the right to vote, in the event that the full member does not attend. Given that the deputies are personal, according to the fifth rule, they shall be able to replace only their respective full members. ELEVENTH: With the exception of those cases where the law may require a greater number of votes, the acts of the General Meeting of Shareholders shall require, for their validity, the affirmative votes of a plural number of the shareholders who represent not less than one half plus one of the shares subscribed, with the exception of those provided for in the third and fourth rules of this article and in Articles 32, 33, 36, 37 and 62, which shall be governed by that provided for therein. TWELFTH: There shall be no right to vote with such shares as the Company may own in any manner.
THIRTEENTH: When there is a tie in the voting on motions, the voting shall be repeated, and if the tied vote repeats, the motion shall be deemed to be rejected. FOURTEENTH: The managers and the employees of the Company shall not be able to represent shares of others in the sessions of the General Meeting of Shareholders unless they do so as the lawful representatives of other companies which are, in turn, shareholders of CABLEVISION S.A., or in the exercise of the lawful representation referred to in Article 1 of Decree No. 2,820 of 1974. CHAPTER VII. MANAGEMENT, ADMINISTRATION AND REPRESENTATION OF THE COMPANY.
Article 28: The Company is to be managed, administrated and represented by the following bodies: a) THE GENERAL MEETING OF SHAREHOLDERS; b) the BOARD OF DIRECTORS; c) THE CHAIRMAN; d) THE VICE CHAIRMAN; e) THE GENERAL MANAGER. CHAPTER VIII. THE GENERAL MEETING OF SHAREHOLDERS. Article 29: The General Meeting of Shareholders shall be composed of the shareholders with the right to deliberate, recorded in the book referred to as the SHARE REGISTER, or of the representatives or proxies thereof, meeting with a quorum and fulfilling the other prerequisites indicated in the charter/bylaws. The valid decisions resolved upon by the General Meeting of Shareholders shall bind all of the shareholders of the Company. Article 30: The General Meeting of Shareholders shall be chaired by such shareholder as it may elect for such purpose. The status of Chairman, Vice Chairman or General Manager of the Company shall not prevent their obtaining such designation. Article 31: All of the meetings, decisions, resolutions, deliberations and other acts of the General Meeting of Shareholders shall be set forth in a book of minutes which shall be recorded with the Chamber of Commerce of the principal domicile of the Company. The minutes shall be signed by the Chairman of the Meeting of Shareholders and the Secretary or, in the absence thereof, by the Internal Auditor. (Article 431 of the

                                                                      EX 1326431

Commercial Code.) The minutes shall be approved, if possible, prior to closing the corresponding session. Article 32: The meetings of the General Meeting of Shareholders may be regular or extraordinary and they shall be held at the principal domicile of the Company on the date, at the time and at the place indicated in the notice of meeting. For regular meetings, and those in which the balance sheet for the end of the fiscal year is to be approved, the notice of meeting shall be given at least 15 (fifteen) business days in advance. In the other cases, advance notice of 5 (five) calendar days shall be sufficient. Any notification or notice of meeting shall be made in writing to each shareholder by letter, telegram or telex, or by means of a notice published in a periodical of general circulation in the principal domicile of the Company. When involving an Extraordinary Meeting of Shareholders, the agenda of meeting shall be inserted into the notice. FIRST PARAGRAPH: Nevertheless, the Meeting of Shareholders shall be able to meet validly without prior notice of meeting at any place when the entirety of the subscribed shares of the Company is represented. In the corresponding minutes of the meeting, record shall be made of the manner in which the notice of meeting was effected, or whether it was by the unanimous will of the shareholders or of the representatives thereof.
Article 33: Annually, in the months of February to March, after notice given by the Chairman of the Company, in agreement with the Board of Directors, the General Meeting of Shareholders shall meet in regular session. If it is not convened it shall take place automatically on the first business day in the month of April at 10:00 a.m. at the offices of the Company in the city of Cali, without the need for a further notice of meeting. In such case it shall be able to validly deliberate and decide with a plural number of partners, whatever the number of shares represented may be. Article 34: The extraordinary Meetings of Shareholders shall be held when so required by the urgent or unforeseen needs of the Company, by means of a notice of meeting from the Board of Directors, from the Lawful Representative or from the Internal Auditor. SEPARATE

PARAGRAPH: The Superintendent of Companies shall be able to order the convening of extraordinary Meetings of Shareholders, or to do so directly in those cases provided for in Article 423 of the Commercial Code. Article 35: There shall be a quorum for the regular and extraordinary General Meetings of Shareholders with the attendance of a plural number of the partners representing at least one half plus one of the shares subscribed. Article 36: In the event that a Meeting of Shareholders is called and it is not held due to the lack of a quorum, a new meeting shall be called which shall deliberate and decide validly with a plural number of the partners, whatever the quantity of shares which they represent may be. The new meeting must be held not prior to the tenth day or subsequent to the thirtieth day from the date set for the first meeting. SEPARATE PARAGRAPH: With the exception of the deciding majorities indicated in Article 155, Article 420, Point No. 5, and Article 455 of the Commercial Code, the decisions of the Meeting of Shareholders shall be adopted by a majority of the votes present at the meeting. Article 37: The following are duties of the General Meeting of
Shareholders: 1) to issue its own rules within the limitations of the law and of the charter/bylaws; 2) to elect, for periods of 2 (two) years, 7 (seven) full members, along with their respective, personal deputy members, comprising the Board of Directors, and to establish their fees. It shall be able to freely reelect and remove them; 3) to designate an Internal Auditor and his respective junior auditor for terms of 2 (two) years and to set the monthly allotment therefor; 4) to amend the charter/bylaws; 5) to decide upon the dissolution of the Company prior to the term set for its duration; 6) to extend the term of duration of the Company; 7) to set rules on the manner in which the liquidation of the Company is to be carried out and to appoint a receiver and establish the remuneration thereof; 8) to decide upon an increase in the capital stock by means of the creation of new shares or an increase in the par value of those already issued within the limitations of the law and of the charter/bylaws; 9) to decide, with the vote unanimous of the subscribed shares, upon the partial or total transfer of the Company, conversion or its

                                                                      EX 1326432

merger with other companies, or the incorporation therein of another or others;
10) to examine, to approve and to allow the closing of or to disapprove the balance sheets for the close of the fiscal year as well as the accounts which are to be rendered by the managers; 11) to decide upon the distribution of profits, to establish the amount of the dividend and to indicate the manner and term in which it is to be paid; 12) to make, with a charge against net profits, such incidental reserves as may be necessary and appropriate, with special allocation and justifying them before the Office of the Superintendent of Companies within the limitations of the law and of the charter/bylaws; 13) with the favorable vote of a plural number of the shareholders representing not less than 70% of the shares subscribed, to apply the shares issued during the course of the operation of the company to a purpose other than preemptive subscription, provided that, for such purpose, the shareholder or shareholders expressly waive the preemptive right thereof; 14) to decide that it shall be its exclusive duty to issue any Bonds as a means for obtaining loans. It may delegate this duty to the Board of Directors for the approval of the respective proposal, provided that the delegation establishes at least those bases which are indicated in
Article 7 of Decree No. 1,026 of 1990, to wit: a) the amount of the loan; b) the maximum, effective yield which can be paid subject to the provisions of the law;
c) the maximum term for the return of the capital and the manner of the repayment thereof; d) whether the Bonds can be converted into shares in the issuer Company and the conditions for such conversion; e) whether the Bonds shall be accompanied by coupons for the subscription of shares, and in such case the bases upon which the Board of Directors is to regulate the subscription; f) the application of the loan and g) the security which must be given, if any.
15) to change the company domicile to another within the country; 16) to convert into Capital Stock, susceptible to the issuance of new shares or to an increase in the par value of those already issued, any special reserve which the law does not require to be maintained, the proceeds of premiums obtained for the sale of paid-in shares and any other type of net profits susceptible to distribution;
17) to create preferred shares, shares for rights to holders of retired stock or shares for additional stock issued for services, as well as to approve the rules for the subscription of such shares; 18) to consider the report from the Board of Directors and that from the Chairman of the Company as to the situation of the business of the Company, as well as the report from the Internal Auditor; 19) to appoint, from within it, a committee to study the accounts, inventories and balance sheets when they are not approved by the Meeting of Shareholders in order to report thereon within such term as may be indicated to it; 20) to delegate to the Board of Directors when it may so deem appropriate and for given purposes or in certain cases, one or more of its duties which are susceptible to delegation by nature; 21) to exercise such other duties as may be conferred upon it by the present charter/bylaws as well as those which may pertain to it by their nature.
Article 38: The decisions with respect to amending the charter/bylaws and the dissolution of the Company shall be approved by the Meeting of Shareholders by means of the favorable vote of a plural number of the partners representing at least one half plus one of the shares subscribed, and they shall be made into a recorded public document to be signed by the Chairman of the Company and the Secretary once they have been approved by the Office of the Superintendent of Companies. CHAPTER IX. THE BOARD OF DIRECTORS. Article 39: The Board of Directors shall be comprised of 7 (seven) full members, each one of whom shall have a personal deputy member. The election thereof shall be carried out in the General Meeting of Shareholders for a term of 2 (two) years and by the electoral quotient system, in the manner in which the law governs such system. There shall be no conflict of interest whatsoever in the exercise of the offices of the Chairman, the Vice Chairman or the General Manager of the Company and the full or deputy members of the Board of Directors. In the event that the Chairman, the Vice Chairman or the General Manager of the Company are not members of the Board of Directors, they shall have the right to take the floor but not the right to vote in the deliberations thereof. Article 40: The Board of Directors shall be chaired by such person as it may elect by an absolute majority of its members for terms of one year, and there shall not be any reelection for the subsequent period. In the event of the absence of the Chairman, it shall be chaired by any such full member as it itself may

                                                                      EX 1326433

elect. Article 41: The term for the full and deputy members of the Board of Directors shall be 2 (two) years commencing from the election thereof, without prejudice to their being able to be freely reelected and removed by the Meeting of Shareholders. Article 42: The Board of Directors shall regularly meet in Cali every 2 (two) months as well as in extraordinary sessions as many times as may be necessary and appropriate, and it may be called to meet by it itself, by the Chairman, by the Internal Auditor or 2 (two) of the members thereof who are acting as full members. (Article 437 of the Commercial Code.) The deputy members shall be able to attend the meetings and to act therein simultaneously with the full members, with the right to take the floor but without the right to vote. All of the meetings, decisions, resolutions, votes and deliberations and other acts of the Board of Directors shall be set forth in a Book of Minutes which shall be recorded with the Chamber of Commerce of Cali. The minutes shall be signed by such person as chairs the meeting and by the Secretary. SEPARATE
PARAGRAPH: The Board of Directors shall be able to meet in extraordinary session at any other place within the country when it is so agreed to by 5
(five) of its full members. In such case the notice of meeting shall be effected at least 6 (six) days in advance, of the date of the meeting, with indication of the time and place of the session. The omission of any of these prerequisites shall invalidate such resolutions as may be made in the meeting. Article 43:
The Board of Directors shall have a quorum for deliberation with the attendance of 4 (four) of its members. Its decisions must be adopted with the vote of the same number of members. Article 44: The following are duties of the Board of
Directors: a) to appoint and to remove freely, for terms of 2 (two) years, the Chairman, the Vice Chairman and the General Manager of the Company and to set their remuneration; b) to establish the conditions for the employment contract for the Chairman of the Company; c) to call extraordinary or regular General Meetings of Shareholders to meet in accordance with that established in the present charter/bylaws; d) to submit to the General Meeting of Shareholders, in the regular meeting thereof, in association with the Chairman of the Company, a reasoned report as to the manner in which the management has been carried out and the duties performed, as to the economic and financial position of the Company and as to the measures recommended to the Meeting of Shareholders for adoption; e) to submit for the approval of the General Meeting of Shareholders, in its annual regular session and in association with the Chairman, the accounts and the General Balance Sheet pertaining to the immediately preceding fiscal year, with an itemization of the Income Statement and a proposal for the distribution of profits, as well as such other documents as, in accordance with the provisions of the Commercial Code, are to be submitted for the study and decision of the General Meeting of Shareholders; f) To resolve with respect to the establishment of branch offices and to authorize the appointment of the respective managers, who shall be availed of such powers as the said Board of Directors may determine; g) to study and to answer all inquiries of a business nature which the Chairman of the Company may make of it; h) to decide whether, in payment for new shares, adequate property is received for the fulfillment of the goals of the Company, as well as to valuate it and submit the valuation to the approval of the Office of the Superintendent of Companies;
i) to authorize any act or contract which may have the purpose of acquiring or transferring real property; j) to authorize the Chairman, the Vice Chairman and the General Manager to perform any act or enter into any contract which may relate to the encumbrance or restriction of real property or the pledging of personal property, as well as all of those other than those set forth above, where the amount thereof exceeds 500 (five hundred) minimum monthly wages in force, when it is the Chairman, 300 (three hundred) minimum monthly wages in force, when it is the Vice Chairman and 150 (one hundred fifty) minimum monthly wages in force, when it is the General Manager. When this prerequisite is not fulfilled, the act or contract shall not be able to be invoked. SEPARATE
PARAGRAPH: Nevertheless, the authorization of the Board of Directors shall be required, whatever the amount may be, when the Chairman, the Vice Chairman or the General Manager intends to contract with another company in which any of the managers or members of the Board of Directors thereof are also such in CABLEVISION S.A. Such contract as may be made in violation of that required here shall not be able to be invoked. k) to unanimously authorize that the Company guaranty the obligations of third parties;l) to resolve with respect to the placement of such shares as the Company may have in reserve, to regulate the subscription of joint shares among those

                                                                      EX 1326438

who are not shareholders or the preemptive right of the shareholders to subscribe them and, if the case arises, to grant periods not to exceed one year for the payment for those subscribed; ll) to appoint out-of-court general attorneys-in-fact and to avail them of powers by means of a recorded, public document to be issued by the Chairman or the Vice Chairman for such powers as may be deemed necessary for achieving the company goals; m) with respect to a shareholder in default, to exercise one or more of the actions contemplated in
Article 20; n) to contribute, with money or with services, to the creation and the progress of cultural, civic and social welfare works; n) to examine, when it may so deem appropriate, all of the books and other documents of the Company; o) to decide with respect to leaves of the Chairman and of the Vice Chairman of the Company; p) to execute the resolutions of the General Meeting of Shareholders and to see to the strict compliance with all of the provisions of the charter/bylaws; q) to authorize the Chairman to submit to arbitration, in accordance with the legal rules in force, the disputes or controversies between the Company and third parties; r) to freely appoint and remove the Secretary of the Company as well as the Deputy thereof and to establish their remuneration;
s) to indicate to the person who is to act as the representative of the Company in the Meetings of Shareholders, Meetings of Partners or the like, of other companies in which the Company may participate as a holder of shares or stock, the name of the person or persons for whom he is to vote in cases where the right to elect is to be exercised. Such indication of the Board of Directors is to be made unanimously. If a consensus on this point is not possible, such person as may represent the Company in such meetings of shareholders or meetings of partners shall abstain from voting. In the event that the representative of the Company does vote in the Meetings of Shareholders, Meetings of Partners or the like in a manner other than that indicated by the Board of Directors, it shall be deemed to be a deliberate violation of the present charter/bylaws of the Company. Article 45: The Board of Directors shall have sufficient powers to order that an act be performed or a contract be entered into, when within the company purpose, which is not expressly attributed to another body of the Company, and in order to make the determinations necessary for the Company to fully achieve its goals, and to delegate to the Chairman or to the Vice Chairman, for given purposes or certain cases, one or more of the powers which pertain thereto and which the Board of Directors itself may deem to be susceptible to delegation.
CHAPTER X.  THE CHAIRMAN, THE VICE CHAIRMAN AND THE GENERAL MANAGER. Article 46:
The direct management of the Company shall be the duty of an officer referred to as the Chairman, who shall be the chief executive officer and manager of the company business. All of the representatives and employees of the Company, with the exception of the Internal Auditor, shall be subordinate to the Chairman. The election of the Chairman, and his removal as the case may be, shall pertain to the Board of Directors, which may remove him at any time. Article 47: The deputies for the Chairman, in consecutive order, are the Vice Chairman and the General Manager, and they shall substitute for him in incidental and temporary absences, in the exercise of the special duties of the office of the Chairman which are indicated in the following article, and in the absolute absences, until such time as the General Meeting of Shareholders may effect the appointment of the new Chairman. SEPARATE PARAGRAPH: The deputies of the Chairman shall also substitute for him in those acts where the said officer may have some impediment against their performance. Article 48: DUTIES OF THE
CHAIRMAN: The following shall pertain to the Chairman of the Company: 1) to assume, for all legal purposes, the representation of the Company; 2) to decide with respect to the management and exploitation of the company business and property, seeking its economic progress without prejudice or detriment to its philosophy; 3) to execute the decisions adopted by the General Meeting of Shareholders and by the Board of Directors; 4) to enter into the acts and contracts relating to the company business within the limitations established with respect to the amount thereof in Article 44 of the charter/bylaws; 5) to bring court actions and/or appeals before the judicial authorities, administrative authorities or administrative appeals authorities, and to represent the Company at all jurisdictional levels of such actions or appeals, to represent the Company in those actions or cases brought against it or in those where it may have a legal interest; 6) on behalf of and representing the Company, to submit applications to the authorities and to participate in the process of the handling thereof; 7) to designate attorneys-in-fact for actions and proceedings, or otherwise, of the Company and to set

                                                                      EX 1326435

the scope of their powers; 8) to acquire real or personal property in any manner and to transfer it; 9) to represent the Company in the Meetings of Shareholders or Meetings of Partners in those companies in which it may have shares or stock. In the event of the absence of the Chairman, the Board of Directors shall effect the designation of such person as is to represent the shares or rights; which designation even may call upon the Vice Chairman or the General Manager; 10) to settle the matters of the Company and to submit them to a decision by arbitrators, with the authorization of the Board of Directors; 11) to encumber the property of the Company;
12) to open checking accounts with banking institutions and to make checks on them, to issue, make, accept and endorse securities and to transfer or negotiate civil or commercial debt instruments; 13) to dismiss court cases or actions; 14) to receive deliveries in payment and to discharge debts in favor of the Company;
15) by mutual agreement with the Board of Directors, to create such Offices of Vice Presidents or Advisory Departments as he may deem appropriate to assist him in his duties, as well as the employment positions he may deem necessary for the proper management of the Company, allotting their duties to them and setting their remuneration, as well as designating those persons who are to fill them. He shall be able to delegate this power, in full or in part, to any representative of the Company except with respect to the creation of the Offices of Vice Presidents or Advisory Departments; 16) in the name of the Company, to enter into labor contracts with its employees, to deem them to be terminated, to effect at the appropriate time the payment of the company remuneration or benefits. He shall be able to delegate this power to another officer of the Company;
17) to issue the work rules and to submit them for the approval of the pertinent authorities; 18) to conserve and safeguard all of the property of the Company;
19) to provide to the Board of Directors such reports and documents as it may require of him; 20) to issue certified accounts with respect to his management when he retires from his post or he is so required by the General Meeting of Shareholders or the Board of Directors, as well as to submit, upon the close of each fiscal year, for the consideration of the General Meeting of Shareholders in conjunction with the Board of Directors, the balance sheet and the accounts for each fiscal year, a reasoned to report on the economic and financial position of the Company and the respective proposal for the distribution of profits or discharge of losses, and the creation or increase of reserves. 21) to call the General Meeting of Shareholders to meet in regular sessions and to call the General Meeting of Shareholders and the Board of Directors in extraordinary sessions when, in his judgment, the unforeseen or urgent needs of the Company may so require; 22) to receive and/or to give money in LOAN and to carry out other lending transactions directly relating to the goals of the Company, and to grant guaranties, whether or not secured, which may be demanded of the Company; 23) to have any amendment of the charter/bylaws approved by the General Meeting of Shareholders, after authorization of the Office of the Superintendent of Companies, made into a recorded public document, in association with the Secretary of the Company; 24) after approval of the General Meeting of Shareholders, to transfer all of the commercial establishments owned by the Company. Article 49: The Vice Chairman and the General Manager shall also be lawful representatives of the Company and direct co-workers with the Chairman of the Company. They shall be able to exercise, separately or jointly the powers inherent to the status of lawful representatives, within the limitations established in Articles 44 and 48.
Article 50: DUTIES OF THE VICE CHAIRMAN. a) To substitute for the Chairman of the Company in his incidental or temporary absences in the exercise of the functions exclusively attributed to that officer in Article 48 of the charter/bylaws and subject to the same limitations as those established there, and in absolute the absences, until such time as the General Meeting of Shareholders may designate the new Chairman of the Company; b) to represent the Company before the courts and otherwise; c) to bring court actions and/or appeals before the judicial authorities, administrative authorities or administrative appeals authorities, and to represent the Company at all jurisdictional levels of such actions or appeals; to represent the Company in those actions or cases brought against it or in those where it may have a legal interest; d) on behalf of and representing the Company, to submit applications to the authorities and to participate in the process of the handling thereof; e) to designate attorneys-in-fact for actions and proceedings, or otherwise, of the Company and to set the scope of their powers; f) to enter into any manner of contract in which the Company may have an interest, with the

                                                                      EX 1326436

limitations with respect to the amount thereof as established in Article 44; g) to acquire real or personal property in any manner and to transfer it, within the limitations established in Article 3 on the purpose of the Company and
Article 44 as to the Amount; h) to settle the matters of the Company and to submit them to a decision by arbitrators, with the authorization of the Board of Directors; i) to give and to take money in loan and to agree as to the interest rates, modalities of payment and guaranties; j) to encumber the assets of the Company; k) to open checking accounts with banking institutions and to make checks on them, to issue, make, accept and endorse securities and to transfer or negotiate civil or commercial debt instruments; l) to dismiss court cases or actions; ll) to receive deliveries in payment and to discharge debts in favor of the Company. m) to exercise such other duties as may be assigned to him by the Chairman of the Company. Article 51: There shall be a recorded in the Commercial Register the appointment of the lawful representatives of the Company, the Chairman, the Vice Chairman and the General Manager, by means of a copy of the pertinent portion of the minutes corresponding to the meeting in which the appointment was carried out, once approved and signed by the Chairman and the Secretary, and in the absence thereof by the Internal Auditor. Article 52: The Company shall also have a General Manager, who shall be the second deputy of the Chairman and may or may not be a member of the Board of Directors. He shall be appointed by the Board of Directors for terms of 2 (two) years, but may be removed at any time. His duties shall be the following: a) within the limitations established in Articles 44 and 48 of the charter/bylaws, to substitute for the Chairman and/or the Vice Chairman in cases of temporary or definitive absence of these officers or when they may be impeded from acting; b) to represent the Company before the courts and otherwise;
c) to bring court actions and/or appeals before the judicial authorities, administrative authorities or administrative appeals authorities, to represent the Company at all jurisdictional levels of such actions or appeals, and to represent the Company in those actions or cases brought against it or in those where it may have a legal interest; d) on behalf of and representing the Company, to submit applications to the national, departmental or municipal authorities and to participate in the process of the handling thereof; e) to designate attorneys-in-fact for actions and proceedings, or otherwise, of the Company and to set the scope of their powers; f) to enter into any manner of contract in which the Company may have an interest, with the limitations established in Article 44; g) to dismiss, to be served process or to conciliate complaints in actions or proceedings of any nature; h) to receive deliveries in payment; i) to give and to take money in loan and to carry out other lending transactions directly relating to the goals of the Company, and to grant guaranties, with the authorization of the Board of Directors, whether or not secured, which may be demanded of the Company; j) in the name of the Company, to enter into labor contracts with its employees, to deem them to be terminated, to effect, at the appropriate time, the payment of the company remuneration or benefits. He shall be able to delegate this person to another officer of the Company; k) to settle the matters of the Company and to submit them to a decision by arbitrators, with the authorization of the Board of Directors; l) to exercise administrative duties and all such duties as may be assigned to him by the Chairman of the Company or the Board of Directors. CHAPTER XI. THE INTERNAL AUDITOR. Article 53: The Internal Auditor must be a Public Accountant, appointed by the General Meeting of Shareholders for periods of 2 (two) years; he shall be able to be reelected indefinitely and removed freely any time, and shall have a junior auditor who shall substitute for him in temporary absences, and in absolute absences while the General Meeting of Shareholders is filling the office. Article 54: The Internal Auditor shall not be able to be a shareholder of the Company, or of its affiliates and subsidiaries, by himself or through an intermediary person, and his office is incompatible with any other in the same company. Nor shall he be able to enter into contracts with the Company whether directly or indirectly.
Article 55: The Internal Auditor shall not be able to be an individual connected by marriage or family relationship within the fourth degree of consanguinity, the first civil degree or the second degree of affinity with the Chairman, the Vice Chairman, the General Manager, with any member of the Board of Directors, with the Secretary or with the cashier, the accountant or the comptroller of the Company, nor shall he be a partner or joint holder with any of these officers, nor a private employee of any of them. (Article 205 of the Commercial Code.)
Article 56: The Internal Auditor shall have the following duties: a) to verify that the transactions carried out for the account of the Company are

                                                                      EX 1326439

in accordance with the rules of law, with the mandates of the charter/bylaws and with the decisions of the General Meeting of Shareholders and of the Board of Directors; b) to report promptly and in writing to the Meeting of Shareholders, to the Board of Directors, to the Chairman and to the Vice Chairman, as the case may be, as to the irregularities which may occur in the functioning of the Company and in the progress of its business; c) to work in cooperation with the governmental entities which exercise the inspection and supervision of the Company and to give them such reports and to send them such documents as may be appropriate; ch) to monitor that the accounting of the Company and the minutes of the sessions of the Meetings of Shareholders and of the Board of Directors are regularly kept and that the correspondence and the supporting documents for the accounts are duly conserved, imparting the necessary instructions for the achievement of such purposes; d) to assiduously inspect the property of the Company and to have the measures for its conservation and security taken at the appropriate time, including that which it may hold in custody or in any other manner; e) to impart the instructions, to carry out the inspections and to request the reports which may be necessary for establishing ongoing control of the assets of the Company; f) to authorize, with his signature, any balance sheet which may be made and to accompany it with his corresponding report or decision; g) to call extraordinary sessions of the General Meeting of Shareholders when he may so deem necessary; h) to see that all of the insurance policies of the Company are issued and renewed at the appropriate times; i) to monitor that the mandatory life insurance and retirement pensions of which the Company is in charge are well organized and function correctly; j) to render a written report to the regular sessions of the General Meeting of Shareholders on the performance of his duties and the results of his work, and; k) to perform such other duties as may be indicated for him by the laws and by the charter/bylaws, as well as those which may be conferred upon him by the General Meeting of Shareholders or the Board of Directors and are compatible with those listed above. CHAPTER XII. THE SECRETARY. Article 57: The Company shall have a Secretary, freely appointed and removed by the Board of Directors. The Secretary shall be the Secretary for the General Meeting of Shareholders, for the Board of Directors and for the Office of the Chairman, concurrently. The Secretary shall have a deputy, also freely appointed and removed by the Board of Directors, who shall substitute for him in this temporary and absolute absences.
Article 58: The following are duties of the Secretary: a) to maintain the books of minutes of the General Meetings of Shareholders and of the Board of Directors as well as to sign such minutes; b) to maintain the Share Register Book, to make the pertinent annotations therein and to report on them in writing to those respectively involved; c) to communicate the notice of meeting for the sessions of the Board of Directors; ch) to maintain in good order of the books, equipment, accounts, archives and other items entrusted to him; d) to give verbal or written reports requested of him by the superior officers and to perform the duties indicated in the charter/bylaws, by the General Meeting of Shareholders, the Board of Directors and the Chairman. CHAPTER XIII. PROFITS AND DIVIDENDS. Article 59: Annually, on December 31, the accounts shall be closed for making the inventory and the general balance sheet, which must be submitted by the Chairman and the Board of Directors together with the documents mandated by Article 446 of the Commercial Code to the consideration of the General Meeting of Shareholders for the approval thereof. In order to determine the final results of the transactions carried out in the respective fiscal year, it shall be necessary that the items required for attending to the depreciation, devaluation and guaranty of the capital be previously appropriated, in accordance with the legal and accounting rules. Article 60: The inventory and the general balance sheet must bear the signatures of the Chairman of the Company, of the Accountant and of the Internal Auditor. The balance sheet shall be published in accordance with the legal rules. Article 61: After approval of the balance sheet corresponding to the fiscal year, the profits shall proceed to be distributed in accordance with the provisions of the law. Article 62: The payment of dividends shall be carried out in cash money at such times as the General Meeting of Shareholders may resolve to declare them, and to such person as may have the status of shareholder at the time when each payment becomes due. Nevertheless, the [...]
[One page missing]

[...] General Meeting of Shareholders; and ch) for such other causes as the law may indicate. Article 69: After the dissolution of the Company, its liquidation shall be undertaken immediately. As a result, it shall not be able to initiate new transactions in the furtherance of its purpose and it shall retain legal capacity only for such acts as may be necessary for its liquidation. Once dissolved, the name of the Company must have the expression IN LIQUIDATION added to it. Article 70: The liquidation shall be carried out by such person as the General Meeting of Shareholders may designate. The receiver shall have a deputy to substitute for him in his temporary or absolute absences. If the Meeting of Shareholders does not appoint a receiver, the last Chairman of the Company shall perform the office. Article 71: The appointment of the receiver and his deputy shall be carried out by the favorable vote of a plural number of partners representing at least one half plus one of the votes of the shareholders present at the meeting, provided that there is a quorum. The same applies to the removal thereof at any time. Article 72: During the liquidation period the General Meeting of Shareholders shall meet on the dates indicated in the charter/bylaws for the regular sessions, and shall meet in extraordinary session at any time when called to meet by the receiver, the Internal Auditor or the Superintendent of Companies in accordance with the general rules; the notice of meeting shall be made in the form and terms indicated in Article 32. Article 73: In its regular and extraordinary sessions the Meeting of Shareholders may exercise all of the acts compatible with the status of liquidation, such as freely appointing and removing the receivers and their deputies, agreeing with them as to the fee for their services, approving the final account and the record of liquidation.
Article 74: The receiver shall submit statements of liquidation in the regular sessions of the General Meeting of Shareholders with a reasoned report on the development thereof, a general balance sheet and a detailed inventory. These documents shall be available to the shareholders during the term of the notice of meeting. Article 75: The General Meeting of Shareholders shall require of the Chairman, of the Vice Chairman, of the General Manager, of the members of the Board of Directors, of the receiver and of any other person who has managed the interests of the Company an accounting of the administration thereof. It shall pertain to the General Meeting of Shareholders to examine these accountings, audit them, close them and make demand for legal liabilities, as the

                                                                      EX 1326441

case may be, through attorneys. CHAPTER XVI. MISCELLANEOUS. Article 76: The Company is prohibited from: a) acquiring its own shares unless so decided by the General Meeting of Shareholders, the acquisition is carried out with funds taken from net profits susceptible to distribution and such shares are fully paid-in. While such shares belong to the Company, the rights inherent to them shall remain suspended. With respect to them, the Company may take one or more of the measures provided for in Article 417 of the Commercial Code; b) paying interest on capital shares, as dividends and profit-sharing can be paid only on the net profits established by the balance sheet. The dividends shall be set only after effecting the deductions for legal reserves and reserves under the charter/bylaws. Article 77: The Company shall have the following reserves: a legal reserve shall be constituted which shall amount to at least 50% (fifty percent) of the subscribed capital, formed by 10% (ten percent) of the net profits of each fiscal year. When this reserve reaches 50% (fifty percent) as mentioned, the Company shall not be required to continue to apply to this account the 10% (ten percent) from the net profits. But if it falls lower, the same 10% (ten percent) of such profits shall again be appropriated until the reserve again reaches the limit set (Article 452 of the Commercial Code). 78:
TRANSITIONAL. For the initial period of the company the founders agree on the following appointments: Board of Directors, which is to be composed as follows:
FULL MEMBERS: RAFAEL HERNANDO PARRA RODRIGUEZ, CITIZENSHIP CARD 19 059 620 BOGOTA, ALVARO JOSE LLOREDA CAICEDO, CITIZENSHIP CARD 6 080 980 CALI, ELVIRA LLOREDA DE SCHRADER, CITIZENSHIP CARD 29 083 442 CALI, ALFREDO DOMINGUEZ LLOREDA, CITIZENSHIP CARD 79 152 207 USAQUEN, RODRIGO LLOREDA CAICEDO, CITIZENSHIP CARD 6 091 851 CALI, RODRIGO LLOREDA MERA, CITIZENSHIP CARD 79 337 351 BOGOTA, EDUARDO FERNANDEZ DE SOTO, CITIZENSHIP CARD 14 986 983 CALI. DEPUTY
                                                                         ------
MEMBERS: CARLOS ALBERTO CORREA CADAVID, CITIZENSHIP CARD 14 970 983 CALI, JORGE
--------
ALBERTO LLOREDA GARCES, CITIZENSHIP CARD 79 375 998 BOGOTA, MATILDE ARANGO DE MOLINA, CITIZENSHIP CARD 29 046 994 CALI, MARIA ELVIRA DOMINGUEZ LLOREDA, CITIZENSHIP CARD 39 685 679 USAQUEN, MARIA

[Same as EX 1326441                                                   EX 1326443

MERCEDES LLOREDA MERA, CITIZENSHIP CARD 51 983 906 CALI, FRANCISCO JOSE LLOREDA MERA, CITIZENSHIP CARD 79 337 350 BOGOTA, YOLIMA PRADA MARQUEZ CITIZENSHIP CARD 52 056 432 BOGOTA. Chairman, ALVARO JOSE LLOREDA CAICEDO, CITIZENSHIP CARD 6,080,980 Cali - Vice Chairman, EDUARDO FERNANDEZ DE SOTO, CITIZENSHIP CARD 14,986,983 Cali - General Manager, ALVARO JOSE LLOREDA GARCES, CITIZENSHIP CARD 16,686,010 Cali - Senior Internal Auditor, LUZ ALBA MEJIA ARIAS, CITIZENSHIP CARD 31,174,502 Palmira, TP. 34923T - Junior Internal Auditor, LUZ MARINA PENA LOZANO, CITIZENSHIP CARD 31,846,153 Cali, TP.33868T. EIGHTEENTH: That by means of the present recorded public document it is desired that the amendment of the charter/bylaws be formalized consisting of the spin-off of a portion of the capital of the company EL PAIS S.A., constituting the new company CABLEVISION S.A., and strict compliance be given to the decisions adopted by the General Meeting of Shareholders and to the instructions given by the Office of the Superintendent of Securities. NINETEENTH: That in accordance with that set forth in the present recorded document, the following documents be attached for the official filing thereof: 1) certificate of existence and lawful representation of the company EL PAIS S.A.; 2) authenticated copy of Minutes 128 of July thirty-first (31st), 1997, Minutes 130 of December fifteenth (15th), 1997 and Supplementary Clarifying Minutes 130 of December 24, 1997; 3) a copy of the official memorandum from the Office of the Superintendent of Industry and Trade of September seventeenth (17th), 1997; 4) a copy of the communique from the National Television Commission of November sixth (6th), 1997; 5) an authenticated copy, with record of execution, of Resolution 1,392 of December twenty-ninth (29th), 1997; 6) certified and reported financial statements of EL PAIS S.A. as of November thirtieth (30th), 1997, the financial statements subsequent to the spin-off and the initial balance sheet of CABLEVISION S.A.
TWENTIETH: That in my capacity as General Manager and therefore as lawful representative of the company effecting the spin-off, EL PAIS S.A., and in accordance with that provided for in Article in Eight of Law 222 of 1995, I do act in the issuance of the present recorded public document, as the sole appearing party

                                                                      EX 1326446

CONTINUED FROM PAGE NO. EX 1326443 AND PART OF RECORDED DOCUMENT NO. 104 DATED JANUARY 23/98


therefore. (THE MINUTES CONTINUE UP TO HERE.) THE NOTARY ADVISES AS TO THE DUTY TO PAY THE DEPARTMENTAL REGISTRATION TAX WITHIN TWO (2) MONTHS SUBSEQUENT TO THE ISSUANCE HEREOF (ARTICLE 231 LAW 223 OF 1995.) AFTER THE PRESENT DOCUMENT WAS READ TO THE ISSUERS AND THEY WERE ADVISED AS TO THE FORMALITY OF REGISTRATION WITHIN THE LEGAL TERM, THEY DID APPROVE IT AND SIGN IT, AS DID THE NOTARY, WHO DOES SO ATTEST WITH RESPECT TO ALL OF IT. NOTARIAL FEES: 6,000.00; 3,000.00 COLLECTED IN ACCORDANCE WITH DECREE NO. 1,681 OF 1996.
THE PRESENT DOCUMENT WAS ISSUED ON SHEETS OF NOTARIAL PAPER DISTINGUISHED WITH THE FOLLOWING LETTERS AND NUMBERS: EX 1326444/ 1326287/ 6288/ 6289/ 6290/ 6291/
6296/ 6297/ 6298/ 6299/ 6300/ 6302/ 6303/ 6304/ 7425/ 6426/ 6427/ 6428/ 6429/
6430/ 6431/ 6432/ 6433/ 6438/ 6435/ 6436/ 6439/ 6441/ 6443/ 6446.


[4 rubber stamps with signatures]


s/
RODRIGO LLOREDA CAICEDO
CITIZENSHIP CARD 6,091,851 of Cali


                                      s/
                               MELBA LUCIO OCHOA
                       ACTING FOURTEENTH NOTARY OF CALI

              THIS PAPER IS ENTIRELY FREE OF CHARGE FOR THE USER

[2 rubber stamps with signature]